Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Second Quarter 2015 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9,10 Property-Liability Operations Property-Liability Results 11 Underwriting Results by Area of Business 12 Premiums Written by Brand 13 Impact of Net Rate Changes Approved on Premiums Written 14 Policies in Force and Other Statistics 15 Allstate Brand Profitability Measures 16 Allstate Brand Statistics 17 Allstate Brand Auto Frequency Analysis 18,19 Esurance Brand Profitability Measures and Statistics 20 Encompass Brand Profitability Measures and Statistics 21 Auto Profitability Measures 22 Homeowners Profitability Measures 23 Other Personal Lines Profitability Measures 24 Commercial Lines Profitability Measures 25 Other Business Lines Profitability Measures 26 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 27 Allstate Brand Auto and Homeowners Underlying Loss and Expense 28 Homeowners Supplemental Information 29 Catastrophe Losses by Brand 30 Effect of Catastrophe Losses on the Combined Ratio 31 Catastrophe by Size of Event 32 Prior Year Reserve Reestimates 33 Asbestos and Environmental Reserves 34 Allstate Personal Lines - Auto, Homeowners and Other Personal Lines Profitability Measures 35 Emerging Businesses - Esurance, Encompass, Commercial Lines, Other Business Lines, and Answer Financial Profitability Measures 36 Allstate Financial Operations Allstate Financial Results 37 Impact of LBL on Comparison of Allstate Financial Results 38 Return on Attributed Equity 39 Allstate Financial Premiums and Contract Charges 40 Allstate Financial Change in Contractholder Funds 41 Allstate Financial Analysis of Net Income 42 Allstate Financial Weighted Average Investment Spreads 43 Allstate Financial Supplemental Product Information 44 Allstate Financial Insurance Policies and Annuities in Force 45 Allstate Life and Annuities and Allstate Benefits Results and Product Information 46 Corporate and Other Results 47 Investments Investments 48 Limited Partnership Investments 49 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 50 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 51 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 52 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 53 Investment Results 54 Investment Position by Strategy 55 Definitions of Non-GAAP Measures 56 THE ALLSTATE CORPORATION Investor Supplement - Second Quarter 2015 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Revenues								
Property-liability insurance premiums	$ 7,549	$ 7,426	$ 7,354	$ 7,307	$ 7,204	$ 7,064	$ 14,975	$ 14,268
Life and annuity premiums and contract charges	536	537	520	512	518	607	1,073	1,125
Net investment income	789	850	779	823	898	959	1,639	1,857
Realized capital gains and losses:								
Total other-than-temporary impairment ("OTTI") losses	(47)	(53)	(65)	(53)	(44)	(80)	(100)	(124)
OTTI losses reclassified to (from) other comprehensive income	4	4	(1)	-	(1)	(1)	8	(2)
Net OTTI losses recognized in earnings	(43)	(49)	(66)	(53)	(45)	(81)	(92)	(126)
Sales and other realized capital gains and losses	151	188	172	347	285	135	339	420
Total realized capital gains and losses	108	139	106	294	240	54	247	294
Total revenues	8,982	8,952	8,759	8,936	8,860	8,684	17,934	17,544
Costs and expenses								
Property-liability insurance claims and claims expense	5,587	4,993	4,618	4,909	5,142	4,759	10,580	9,901
Life and annuity contract benefits	446	441	431	433	413	488	887	901
Interest credited to contractholder funds	185	199	202	198	212	307	384	519
Amortization of deferred policy acquisition costs	1,086	1,070	1,035	1,030	1,035	1,035	2,156	2,070
Operating costs and expenses	1,061	1,090	1,156	1,068	1,023	1,094	2,151	2,117
Restructuring and related charges	19	4	5	3	4	6	23	10
Loss on extinguishment of debt	-	-	-	-	1	-	-	1
Interest expense	73	73	73	78	84	87	146	171
Total costs and expenses	8,457	7,870	7,520	7,719	7,914	7,776	16,327	15,690
Gain (loss) on disposition of operations	1	(1)	3	(27)	9	(59)	-	(50)
Income from operations before income tax expense	526	1,081	1,242	1,190	955	849	1,607	1,804
Income tax expense	171	404	418	409	310	249	575	559
Net income	$ 355	$ 677	$ 824	$ 781	$ 645	$ 600	$ 1,032	$ 1,245
Preferred stock dividends	29	29	29	31	31	13	58	44
Net income available to common shareholders	$ 326	$ 648	$ 795	$ 750	$ 614	$ 587	$ 974	$ 1,201
Earnings per common share: [1]								
Net income available to common shareholders per common share - Basic	$ 0.80	$ 1.56	$ 1.89	$ 1.77	$ 1.41	$ 1.31	$ 2.37	$ 2.73
Weighted average common shares - Basic	407.0	415.8	420.2	424.5	434.3	446.4	411.4	440.4
Net income available to common shareholders per common share - Diluted	$ 0.79	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30	$ 2.33	$ 2.69
Weighted average common shares - Diluted	412.6	422.6	427.7	431.2	440.7	452.8	417.6	446.8
Cash dividends declared per common share	$ 0.30	$ 0.30	$ 0.28	$ 0.28	$ 0.28	$ 0.28	$ 0.60	$ 0.56

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Contribution to income								
Operating income before the impact of restructuring and related charges	$ 274	$ 619	$ 740	$ 599	$ 448	$ 592	$ 893	$ 1,040
Restructuring and related charges, after-tax	(12)	(3)	(4)	(1)	(3)	(4)	(15)	(7)
Operating income *	262	616	736	598	445	588	878	1,033
Realized capital gains and losses, after-tax	69	90	70	192	154	35	159	189
Valuation changes on embedded derivatives that are not hedged, after-tax	4	(5)	(3)	2	(3)	(11)	(1)	(14)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	-	(3)	-	-	(2)	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	2	-	3	2	1	5
Amortization of purchased intangible assets, after-tax	(8)	(8)	(12)	(11)	(11)	(11)	(16)	(22)
Gain (loss) on disposition of operations, after-tax	1	(1)	2	(28)	26	(16)	-	10
Change in accounting for investments in qualified affordable housing projects, after-tax	-	(45)	-	-	-	-	(45)	-
Net income available to common shareholders	$ 326	$ 648	$ 795	$ 750	$ 614	$ 587	$ 974	$ 1,201
Income per common share - Diluted								
Operating income before the impact of restructuring and related charges	$ 0.66	$ 1.46	$ 1.73	$ 1.39	$ 1.02	$ 1.31	$ 2.14	$ 2.33
Restructuring and related charges, after-tax	(0.03)	-	(0.01)	-	(0.01)	(0.01)	(0.04)	(0.02)
Operating income	0.63	1.46	1.72	1.39	1.01	1.30	2.10	2.31
Realized capital gains and losses, after-tax	0.17	0.21	0.16	0.45	0.35	0.08	0.38	0.43
Valuation changes on embedded derivatives that are not hedged, after-tax	0.01	(0.01)	(0.01)	-	(0.01)	(0.02)	-	(0.03)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	(0.01)	-	-	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	0.01	-	0.01	-	-	0.01
Amortization of purchased intangible assets, after-tax	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)	(0.04)	(0.05)
Gain (loss) on disposition of operations, after-tax	-	-	0.01	(0.06)	0.06	(0.04)	-	0.02
Change in accounting for investments in qualified affordable housing projects, after-tax	-	(0.11)	-	-	-	-	(0.11)	-
Net income available to common shareholders	$ 0.79	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30	$ 2.33	$ 2.69
Weighted average common shares - Diluted	412.6	422.6	427.7	431.2	440.7	452.8	417.6	446.8

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Property-Liability								
Property-Liability insurance premiums	$ 7,549	$ 7,426	$ 7,354	$ 7,307	$ 7,204	$ 7,064	$ 14,975	$ 14,268
Net investment income	292	358	294	344	351	312	650	663
Realized capital gains and losses	49	28	(20)	266	250	53	77	303
Total Property-Liability revenues	7,890	7,812	7,628	7,917	7,805	7,429	15,702	15,234
Allstate Financial								
Life and annuity premiums and contract charges	536	537	520	512	518	607	1,073	1,125
Net investment income	489	484	480	473	538	640	973	1,178
Realized capital gains and losses	59	111	125	28	(10)	1	170	(9)
Total Allstate Financial revenues	1,084	1,132	1,125	1,013	1,046	1,248	2,216	2,294
Corporate and Other								
Service fees [(1)]	1	1	1	1	1	2	2	3
Net investment income	8	8	5	6	9	7	16	16
Realized capital gains and losses	-	-	1	-	-	-	-	-
Total Corporate and Other revenues before reclassification of services fees	9	9	7	7	10	9	18	19
Reclassification of service fees [(1)]	(1)	(1)	(1)	(1)	(1)	(2)	(2)	(3)
Total Corporate and Other revenues	8	8	6	6	9	7	16	16
Consolidated revenues	$ 8,982	$ 8,952	$ 8,759	$ 8,936	$ 8,860	$ 8,684	$ 17,934	$ 17,544

[(1)] For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

3

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,971, $58,235, $59,672, $59,616 and $59,447)	$ 59,930	$ 61,403	$ 62,440	$ 62,313	$ 62,634
Equity securities, at fair value (cost $3,649, $3,752, $3,692, $3,877 and $4,658)	4,000	4,166	4,104	4,335	5,394
Mortgage loans	4,343	4,276	4,188	4,143	4,174
Limited partnership interests	4,536	4,699	4,527	4,348	4,309
Short-term, at fair value (amortized cost $2,821, $2,497, $2,540, $2,463 and $2,914)	2,821	2,497	2,540	2,463	2,914
Other	3,511	3,396	3,314	3,119	3,138
Total investments	79,141	80,437	81,113	80,721	82,563
Cash	805	916	657	885	889
Premium installment receivables, net	5,599	5,502	5,465	5,604	5,384
Deferred policy acquisition costs	3,708	3,527	3,525	3,516	3,377
Reinsurance recoverables, net [(1)]	8,520	8,408	8,490	7,555	7,500
Accrued investment income	610	597	591	595	611
Property and equipment, net	1,038	1,026	1,031	1,012	990
Goodwill	1,219	1,219	1,219	1,219	1,219
Other assets	2,356	2,128	2,046	2,682	2,920
Separate Accounts	4,121	4,304	4,396	4,521	4,780
Total assets	$ 107,117	$ 108,064	$ 108,533	$ 108,310	$ 110,233

	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 23,702	$ 23,103	$ 22,923	$ 22,350	$ 22,317
Reserve for life-contingent contract benefits	12,227	12,318	12,380	12,482	12,688
Contractholder funds	21,968	22,267	22,529	22,848	23,472
Unearned premiums	11,858	11,489	11,655	11,728	11,217
Claim payments outstanding	820	796	784	814	851
Deferred income taxes	475	779	715	1,076	1,146
Other liabilities and accrued expenses	5,462	5,635	5,653	4,967	5,044
Long-term debt	5,186	5,194	5,194	5,195	5,846
Separate Accounts	4,121	4,304	4,396	4,521	4,780
Total liabilities	85,819	85,885	86,229	85,981	87,361
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 402 million, 409 million, 418 million, 419 million, and 434 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,205	3,109	3,199	3,059	3,035
Retained income	38,567	38,363	37,842	37,164	36,532
Deferred ESOP expense	(23)	(23)	(23)	(31)	(31)
Treasury stock, at cost (498 million, 491 million, 482 million, 481 million and 466 million shares)	(22,273)	(21,799)	(21,030)	(20,856)	(19,985)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	62	71	72	70	72
Other unrealized net capital gains and losses	1,435	2,255	1,988	1,970	2,461
Unrealized adjustment to DAC, DSI and insurance reserves	(78)	(189)	(134)	(213)	(383)
Total unrealized net capital gains and losses	1,419	2,137	1,926	1,827	2,150
Unrealized foreign currency translation adjustments	(38)	(29)	(2)	18	35
Unrecognized pension and other postretirement benefit cost	(1,314)	(1,334)	(1,363)	(607)	(619)
Total accumulated other comprehensive income	67	774	561	1,238	1,566
Total shareholders' equity	21,298	22,179	22,304	22,329	22,872
Total liabilities and shareholders' equity	$ 107,117	$ 108,064	$ 108,533	$ 108,310	$ 110,233

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $5,853 million, $5,719 million, $5,694 million, $4,764 million and $4,695 million as of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

4

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Book value per common share						
Numerator:						
Common shareholders' equity [(1)]	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	407.7	415.4	426.2	426.3	440.4	441.1
Book value per common share	$ 47.96	$ 49.19	$ 48.24	$ 48.28	$ 47.97	$ 46.70
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *						
Numerator:						
Common shareholders' equity	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses on fixed income securities	1,196	1,871	1,666	1,541	1,690	1,640
Adjusted common shareholders' equity	$ 18,356	$ 18,562	$ 18,892	$ 19,042	$ 19,436	$ 18,960
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	407.7	415.4	426.2	426.3	440.4	441.1
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$ 45.02	$ 44.68	$ 44.33	$ 44.67	$ 44.13	$ 42.98

(1) Excludes equity related to preferred stock of $1,746 million, $1,746 million, $1,746 million, $1,746 million, $1,746 million and $1,505 million as of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

5

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended					
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30 2014	June 30, 2014	March 31, 2014
Return on Common Shareholders' Equity						
Numerator:						
Net income available to common shareholders [(1)]	$ 2,519	$ 2,807	$ 2,746	$ 2,761	$ 2,321	$ 2,141
Denominator:						
Beginning common shareholders' equity	$ 21,126	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Ending common shareholders' equity	19,552	20,433	20,558	20,583	21,126	20,600
Average common shareholders' equity [(2)]	$ 20,339	$ 20,517	$ 20,629	$ 20,357	$ 20,359	$ 20,610
Return on common shareholders' equity	12.4 %	13.7 %	13.3 %	13.6 %	11.4 %	10.4 %
Operating Income Return on Common Shareholders' Equity *						
Numerator:						
Operating income [(1)]	$ 2,212	$ 2,395	$ 2,367	$ 2,412	$ 2,527	$ 2,611
Denominator:						
Beginning common shareholders' equity	$ 21,126	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Unrealized net capital gains and losses	2,150	2,091	1,646	1,714	1,651	2,905
Adjusted beginning common shareholders' equity	18,976	18,509	19,054	18,416	17,940	17,714
Ending common shareholders' equity	19,552	20,433	20,558	20,583	21,126	20,600
Unrealized net capital gains and losses	1,419	2,137	1,926	1,827	2,150	2,091
Adjusted ending common shareholders' equity	18,133	18,296	18,632	18,756	18,976	18,509
Average adjusted common shareholders' equity [(2)]	$ 18,555	$ 18,403	$ 18,843	$ 18,586	$ 18,458	$ 18,112
Operating income return on common shareholders' equity	11.9 %	13.0 %	12.6 %	13.0 %	13.7 %	14.4 %

(1) Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

7 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2014 2014 2014 2014 Debt Short-term debt $ - $ - $ - $ - $ - $ - Long-term debt 5,186 5,194 5,194 5,195 5,846 6,200 Total debt $ 5,186 $ 5,194 $ 5,194 $ 5,195 $ 5,846 $ 6,200 Capital resources Debt $ 5,186 $ 5,194 $ 5,194 $ 5,195 $ 5,846 $ 6,200 Shareholders' equity Preferred stock and additional capital paid-in 1,746 1,746 1,746 1,746 1,746 1,505 Common stock 9 9 9 9 9 9 Additional capital paid-in 3,205 3,109 3,199 3,059 3,035 3,017 Retained income 38,567 38,363 37,842 37,164 36,532 36,041 Deferred ESOP expense (23) (23) (23) (31) (31) (31) Treasury stock (22,273) (21,799) (21,030) (20,856) (19,985) (19,922) Unrealized net capital gains and losses 1,419 2,137 1,926 1,827 2,150 2,091 Unrealized foreign currency translation adjustments (38) (29) (2) 18 35 22 Unrecognized pension and other postretirement benefit cost (1,314) (1,334) (1,363) (607) (619) (627) Total shareholders' equity 21,298 22,179 22,304 22,329 22,872 22,105 Total capital resources $ 26,484 $ 27,373 $ 27,498 $ 27,524 $ 28,718 $ 28,305 Ratio of debt to shareholders' equity 24.3% 23.4% 23.3% 23.3% 25.6% 28.0 % Ratio of debt to capital resources 19.6% 19.0% 18.9% 18.9% 20.4% 21.9 % THE ALLSTATE CORPORATION DEBT TO CAPITAL ($ in millions)

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES								
Net income	$ 355	$ 677	$ 824	$ 781	$ 645	$ 600	$ 1,032	$ 1,245
Adjustments to reconcile net income to net cash provided by operating activities:								
Depreciation, amortization and other non-cash items	92	87	89	88	91	98	179	189
Realized capital gains and losses	(108)	(139)	(106)	(294)	(240)	(54)	(247)	(294)
Loss on extinguishment of debt	-	-	-	-	1	-	-	1
(Gain) loss on disposition of operations	(1)	1	(3)	27	(9)	59	-	50
Interest credited to contractholder funds	185	199	202	198	212	307	384	519
Changes in:								
Policy benefits and other insurance reserves	411	115	491	(53)	121	(18)	526	103
Unearned premiums	361	(117)	(56)	535	379	(92)	244	287
Deferred policy acquisition costs	(97)	(35)	(31)	(112)	(80)	3	(132)	(77)
Premium installment receivables, net	(92)	(66)	129	(234)	(106)	(46)	(158)	(152)
Reinsurance recoverables, net	(120)	(24)	(958)	(71)	6	(45)	(144)	(39)
Income taxes	(342)	59	30	370	(127)	(68)	(283)	(195)
Other operating assets and liabilities	93	(191)	60	129	(166)	(270)	(98)	(436)
Net cash provided by operating activities	737	566	671	1,364	727	474	1,303	1,201
CASH FLOWS FROM INVESTING ACTIVITIES								
Proceeds from sales								
Fixed income securities	6,559	9,453	6,961	13,443	7,722	6,483	16,012	14,205
Equity securities	922	1,152	1,492	2,519	1,416	1,328	2,074	2,744
Limited partnership interests	295	296	389	282	564	238	591	802
Mortgage loans	-	-	-	-	-	10	-	10
Other investments	85	47	114	211	51	30	132	81
Investment collections								
Fixed income securities	1,030	1,213	949	1,057	881	849	2,243	1,730
Mortgage loans	243	114	238	142	402	324	357	726
Other investments	117	60	33	51	57	50	177	107
Investment purchases								
Fixed income securities	(7,272)	(9,210)	(8,109)	(14,848)	(9,550)	(6,252)	(16,482)	(15,802)
Equity securities	(748)	(1,172)	(1,235)	(1,540)	(1,338)	(1,330)	(1,920)	(2,668)
Limited partnership interests	(198)	(365)	(506)	(239)	(376)	(277)	(563)	(653)
Mortgage loans	(307)	(202)	(283)	(109)	(107)	(2)	(509)	(109)
Other investments	(325)	(193)	(320)	(257)	(152)	(243)	(518)	(395)
Change in short-term investments, net	(328)	(63)	7	325	(249)	189	(391)	(60)
Change in other investments, net	(18)	2	(12)	9	13	36	(16)	49
Purchases of property and equipment, net	(74)	(59)	(81)	(83)	(69)	(55)	(133)	(124)
Disposition and acquisition of operations	-	-	-	-	380	(2)	-	378
Net cash (used in) provided by investing activities	(19)	1,073	(363)	963	(355)	1,376	1,054	1,021
CASH FLOWS FROM FINANCING ACTIVITIES								
Repayment of long-term debt	(9)	-	-	(651)	(354)	(1)	(9)	(355)
Proceeds from issuance of preferred stock	-	-	-	-	240	725	-	965
Contractholder fund deposits	266	261	258	260	263	403	527	666
Contractholder fund withdrawals	(580)	(572)	(615)	(909)	(838)	(1,084)	(1,152)	(1,922)
Dividends paid on common stock	(125)	(118)	(117)	(122)	(125)	(113)	(243)	(238)
Dividends paid on preferred stock	(29)	(29)	(31)	(31)	(13)	(12)	(58)	(25)
Treasury stock purchases	(414)	(1,010)	(112)	(932)	(142)	(1,115)	(1,424)	(1,257)
Shares reissued under equity incentive plans, net	45	64	62	55	72	77	109	149
Excess tax benefits on share-based payment arrangements	17	26	19	4	5	13	43	18
Other	-	(2)	-	(5)	(3)	(6)	(2)	(9)
Net cash used in financing activities	(829)	(1,380)	(536)	(2,331)	(895)	(1,113)	(2,209)	(2,008)
Cash classified as held for sale	-	-	-	-	242	(242)	-	-
NET (DECREASE) INCREASE IN CASH	(111)	259	(228)	(4)	(281)	495	148	214
CASH AT BEGINNING OF PERIOD	916	657	885	889	1,170	675	657	675
CASH AT END OF PERIOD	$ 805	$ 916	$ 657	$ 885	$ 889	$ 1,170	$ 805	$ 889

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2015

	Beginning balance Mar. 31, 2015	Acquisition costs deferred	Amortization before adjustments (1) (2)	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged (2)	Amortization (acceleration) deceleration for changes in assumptions (2)	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2015
Property-Liability	$ 1,852	$ 1,111	$ (1,021)	$ -	$ -	$ -	$ 1,942
Allstate Financial:							
Traditional life and accident and health	757	44	(33)	-	-	-	768
Interest-sensitive life	874	29	(27)	(3)	-	75	948
Fixed annuity	44	-	(2)	-	-	8	50
Subtotal	1,675	73	(62)	(3)	-	83	1,766
Consolidated	$ 3,527	$ 1,184	$ (1,083)	$ (3)	$ -	$ 83	$ 3,708

Change in Deferred Policy Acquisition Costs
For the three months ended June 30, 2014

	Beginning balance Mar 31, 2014	DAC classified as held for sale beginning balance	Total DAC including those classified as held for sale	Acquisition costs deferred	Amortization before adjustments (1) (2)	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged (2)	Effect of unrealized capital gains and losses	DAC sold in LBL disposition	Ending balance June 30, 2014
Property-Liability	$ 1,626	$ -	$ 1,626	$ 1,047	$ (969)	$ -	$ -	$ -	$ 1,704
Allstate Financial:									
Traditional life and accident and health	714	13	727	42	(29)	-	-	(13)	727
Interest-sensitive life	934	674	1,608	28	(35)	(2)	(26)	(674)	899
Fixed annuity	42	27	69	-	(1)	1	(2)	(20)	47
Subtotal	1,690	714	2,404	70	(65)	(1)	(28)	(707)	1,673
Consolidated	$ 3,316	$ 714	$ 4,030	$ 1,117	$ (1,034)	$ (1)	$ (28)	$ (707)	$ 3,377

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2015							Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [(1) (2)]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [(2)]	Amortization (acceleration) deceleration for changes in assumptions [(2)]	Effect of unrealized capital gains and losses	Ending balance Jun. 30, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 2,143	$ (2,021)	$ -	$ -	$ -	$ 1,942	$ 1,942	$ -	$ 1,942
Allstate Financial:										
Traditional life and accident and health	753	88	(73)	-	-	-	768	768	-	768
Interest-sensitive life	905	55	(55)	(5)	-	48	948	1,065	(117)	948
Fixed annuity	47	-	(3)	1	-	5	50	50	-	50
Subtotal	1,705	143	(131)	(4)	-	53	1,766	1,883	(117)	1,766
Consolidated	$ 3,525	$ 2,286	$ (2,152)	$ (4)	$ -	$ 53	$ 3,708	$ 3,825	$ (117)	$ 3,708

	Change in Deferred Policy Acquisition Costs For the six months ended June 30, 2014									Reconciliation of Deferred Policy Acquisition Costs as of June 30, 2014		
	Beginning balance Dec 31, 2013	DAC classified as held for sale beginning balance	Total DAC including those classified as held for sale	Acquisition costs deferred	Amortization before adjustments [(1) (2)]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [(2)]	Effect of unrealized capital gains and losses	DAC sold in LBL disposition	Ending balance June 30, 2014	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,625	$ -	$ 1,625	$ 2,009	$ (1,930)	$ -	$ -	$ -	$ 1,704	$ 1,704	$ -	$ 1,704
Allstate Financial:												
Traditional life and accident and health	711	13	724	81	(65)	-	-	(13)	727	727	-	727
Interest-sensitive life	991	700	1,691	56	(69)	(4)	(101)	(674)	899	1,068	(169)	899
Fixed annuity	45	30	75	-	(5)	3	(6)	(20)	47	58	(11)	47
Subtotal	1,747	743	2,490	137	(139)	(1)	(107)	(707)	1,673	1,853	(180)	1,673
Consolidated	$ 3,372	$ 743	$ 4,115	$ 2,146	$ (2,069)	$ (1)	$ (107)	$ (707)	$ 3,377	$ 3,557	$ (180)	$ 3,377

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

10

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Premiums written	$ 7,877	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969	$ 15,183	$ 14,516
(Increase) decrease in unearned premiums	(370)	166	74	(512)	(397)	112	(204)	(285)
Other	42	(46)	(12)	13	54	(17)	(4)	37
Premiums earned	7,549	7,426	7,354	7,307	7,204	7,064	14,975	14,268
Claims and claims expense	(5,587)	(4,993)	(4,618)	(4,909)	(5,142)	(4,759)	(10,580)	(9,901)
Amortization of deferred policy acquisition costs	(1,021)	(1,000)	(973)	(972)	(969)	(961)	(2,021)	(1,930)
Operating costs and expenses	(934)	(962)	(1,021)	(948)	(901)	(968)	(1,896)	(1,869)
Restructuring and related charges	(17)	(4)	(5)	(4)	(3)	(4)	(21)	(7)
Underwriting (loss) income *	(10)	467	737	474	189	372	457	561
Net investment income	292	358	294	344	351	312	650	663
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	(2)	(1)	(3)	(3)	(1)	(6)
Amortization of purchased intangible assets	13	12	17	17	17	17	25	34
Income tax expense on operations	(97)	(281)	(359)	(281)	(190)	(230)	(378)	(420)
Operating income	198	555	687	553	364	468	753	832
Realized capital gains and losses, after-tax	31	18	(11)	173	161	34	49	195
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	2	-	2	2	1	4
Amortization of purchased intangible assets, after-tax	(8)	(8)	(12)	(11)	(11)	(11)	(16)	(22)
Gain (Loss) on disposition of operations	1	-	-	(1)	38	-	1	38
Change in accounting for investments in qualified affordable housing projects, after-tax	-	(28)	-	-	-	-	(28)	-
Net income available to common shareholders	$ 222	$ 538	$ 666	$ 714	$ 554	$ 493	$ 760	$ 1,047
Catastrophe losses	$ 797	$ 294	$ 95	$ 517	$ 936	$ 445	$ 1,091	$ 1,381
Operating ratios								
Claims and claims expense ("loss") ratio	74.0	67.2	62.8	67.2	71.4	67.4	70.6	69.4
Expense ratio	26.1	26.5	27.2	26.3	26.0	27.3	26.3	26.7
Combined ratio	100.1	93.7	90.0	93.5	97.4	94.7	96.9	96.1
Combined ratio excluding the effect of catastrophes *	89.5	89.7	88.7	86.4	84.4	88.4	89.6	86.4
Effect of catastrophe losses on combined ratio	10.6	4.0	1.3	7.1	13.0	6.3	7.3	9.7
Combined ratio	100.1	93.7	90.0	93.5	97.4	94.7	96.9	96.1
Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") *	89.1	89.0	89.5	86.1	84.7	88.4	89.1	86.6
Effect of catastrophe losses on combined ratio	10.6	4.0	1.3	7.1	13.0	6.3	7.3	9.7
Effect of prior year reserve reestimates on combined ratio	0.3	0.5	(1.0)	0.1	(0.1)	(0.2)	0.4	(0.1)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.1)	0.1	-	-	(0.5)	-	-	(0.3)
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.1	0.2	0.2	0.3	0.2	0.1	0.2
Combined ratio	100.1	93.7	90.0	93.5	97.4	94.7	96.9	96.1
Effect of restructuring and related charges on combined ratio	0.2	0.1	0.1	0.1	-	0.1	0.1	-
Effect of Discontinued Lines and Coverages on combined ratio	-	-	0.1	1.4	0.1	-	-	0.1

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Property-Liability Underwriting Summary								
Allstate Protection	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 461	$ 567
Discontinued Lines and Coverages	(2)	(2)	(4)	(105)	(3)	(3)	(4)	(6)
Underwriting (loss) income	$ (10)	$ 467	$ 737	$ 474	$ 189	$ 372	$ 457	$ 561
Allstate Protection Underwriting Summary								
Premiums written	$ 7,877	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969	$ 15,183	$ 14,516
Premiums earned	$ 7,549	$ 7,426	$ 7,354	$ 7,306	$ 7,204	$ 7,064	$ 14,975	$ 14,268
Claims and claims expense	(5,585)	(4,992)	(4,615)	(4,804)	(5,140)	(4,756)	(10,577)	(9,896)
Amortization of deferred policy acquisition costs	(1,021)	(1,000)	(973)	(972)	(969)	(961)	(2,021)	(1,930)
Operating costs and expenses	(934)	(961)	(1,020)	(947)	(900)	(968)	(1,895)	(1,868)
Restructuring and related charges	(17)	(4)	(5)	(4)	(3)	(4)	(21)	(7)
Underwriting (loss) income	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 461	$ 567
Catastrophe losses	$ 797	$ 294	$ 95	$ 517	$ 936	$ 445	$ 1,091	$ 1,381
Operating ratios								
Loss ratio	74.0	67.2	62.7	65.8	71.3	67.3	70.6	69.3
Expense ratio	26.1	26.5	27.2	26.3	26.0	27.4	26.3	26.7
Combined ratio	100.1	93.7	89.9	92.1	97.3	94.7	96.9	96.0
Effect of catastrophe losses on combined ratio	10.6	4.0	1.3	7.1	13.0	6.3	7.3	9.7
Effect of restructuring and related charges on combined ratio	0.2	0.1	0.1	0.1	-	0.1	0.1	-
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.1	0.2	0.2	0.2	0.2	0.1	0.2
Discontinued Lines and Coverages Underwriting Summary								
Premiums written	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ -
Claims and claims expense	(2)	(1)	(3)	(105)	(2)	(3)	(3)	(5)
Operating costs and expenses	-	(1)	(1)	(1)	(1)	-	(1)	(1)
Underwriting loss	$ (2)	$ (2)	$ (4)	$ (105)	$ (3)	$ (3)	$ (4)	$ (6)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	0.1	1.4	0.1	-	-	0.1
Underwriting Income (Loss) by Brand								
Allstate brand	$ 86	$ 526	$ 782	$ 676	$ 299	$ 478	$ 612	$ 777
Esurance brand	(41)	(69)	(59)	(62)	(45)	(93)	(110)	(138)
Encompass brand	(50)	14	22	(31)	(59)	(8)	(36)	(67)
Answer Financial	(3)	(2)	(4)	(4)	(3)	(2)	(5)	(5)
Underwriting (loss) income	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 461	$ 567

12

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Allstate brand [(1)]								
Auto	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 9,123	$ 8,667
Homeowners	1,819	1,379	1,598	1,831	1,765	1,342	3,198	3,107
Other personal lines	424	357	376	426	416	351	781	767
Commercial lines	138	128	126	122	130	116	266	246
Other business lines	199	184	176	185	180	176	383	356
	7,168	6,583	6,623	7,054	6,866	6,277	13,751	13,143
Esurance brand								
Auto	363	434	354	403	338	404	797	742
Homeowners	7	5	4	3	1	1	12	2
Other personal lines	1	2	1	2	1	1	3	2
	371	441	359	408	340	406	812	746
Encompass brand								
Auto	173	147	160	178	176	151	320	327
Homeowners	136	111	123	137	136	110	247	246
Other personal lines	29	24	27	28	29	25	53	54
	338	282	310	343	341	286	620	627
Allstate Protection	7,877	7,306	7,292	7,805	7,547	6,969	15,183	14,516
Discontinued Lines and Coverages	-	-	-	1	-	-	-	-
Property-Liability	$ 7,877	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969	$ 15,183	$ 14,516
Allstate Protection								
Auto	$ 5,124	$ 5,116	$ 4,861	$ 5,071	$ 4,889	$ 4,847	$ 10,240	$ 9,736
Homeowners	1,962	1,495	1,725	1,971	1,902	1,453	3,457	3,355
Other personal lines	454	383	404	456	446	377	837	823
Commercial lines	138	128	126	122	130	116	266	246
Other business lines	199	184	176	185	180	176	383	356
	$ 7,877	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969	$ 15,183	$ 14,516
[(1)] **Canada premiums included in Allstate brand**								
Auto	$ 235	$ 173	$ 200	$ 233	$ 250	$ 180	$ 408	$ 430
Homeowners	63	41	53	66	63	40	104	103
Other personal lines	15	11	13	16	15	11	26	26
	$ 313	$ 225	$ 266	$ 315	$ 328	$ 231	$ 538	$ 559

13

14 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) (9) 34 (6) 1.5 3.6 18 (6) 0.4 3.9 14 (6) 0.7 3.4 Homeowners (3) 9 (7) 0.7 3.5 10 (7) 0.2 3.0 16 (7) 0.9 4.6 Esurance brand Auto 13 1.5 5.9 13 1.3 4.4 7 1.4 5.3 Encompass brand Auto 16 4.8 8.5 6 1.3 6.9 13 2.8 6.0 Homeowners 15 3.2 8.8 4 0.4 8.1 9 2.5 7.8 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 20 (6) 0.9 3.7 25 (6) - (8) (0.2) 19 0.8 2.5 Homeowners (3) 6 0.2 6.0 11 (7) 0.4 5.7 8 (7) 0.2 2.3 Esurance brand Auto 15 0.6 3.1 15 1.7 4.4 17 2.2 8.2 Encompass brand Auto 9 0.9 4.1 12 2.4 7.6 2 0.5 4.9 Homeowners 7 0.6 6.5 12 1.5 7.8 1 - 2.5 (1) (2) (3) (4) (5) (6) Includes four, two, one, one and three Canadian provinces for auto for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. (7) (8) Excluding Canada, Allstate Brand Auto rate change was 0.5% for the three months ended June 30, 2014. (9) Approximately 47% of Allstate Brand auto rates approved through June 2015 are estimated to be earned in the second half of 2015. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Includes one, two, one, two and one Canadian provinces for homeowners for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, June 30, 2014 and March 31, 2014, respectively. September 30, 2014 June 30, 2014 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month period ending June 30, 2015 are estimated to total $381 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.1%, 0.8%, 0.4%, 0.2%, 1.1%, and 0.5% for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. March 31, 2014 Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 0.9%, 0.3%, 0.1%, 0.5%, and 1.3% for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively. March 31, 2015 December 31, 2014 Three months ended Three months ended Three months ended June 30, 2015 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

15 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2014 2014 2014 2014 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 20,258 20,036 19,916 19,751 19,605 19,413 Homeowners (3) 6,141 6,114 6,106 6,082 6,069 6,063 Landlord 737 738 738 737 738 740 Renter 1,518 1,494 1,466 1,447 1,421 1,402 Condominium 662 658 655 652 648 646 Other 1,253 1,245 1,248 1,248 1,245 1,244 Other personal lines 4,170 4,135 4,107 4,084 4,052 4,032 Commercial lines 330 326 325 320 313 305 Other business lines 937 941 948 958 972 991 Excess and surplus 26 27 27 26 25 23 Total 31,862 31,579 31,429 31,221 31,036 30,827 Esurance Brand Auto 1,458 1,470 1,424 1,410 1,399 1,375 Homeowners 20 15 10 6 2 1 Other personal lines 44 42 36 33 30 26 Total 1,522 1,527 1,470 1,449 1,431 1,402 Encompass Brand Auto 767 778 790 792 788 778 Homeowners 355 361 365 365 364 359 Other personal lines 118 120 122 123 124 124 Total 1,240 1,259 1,277 1,280 1,276 1,261 Total Policies in Force 34,624 34,365 34,176 33,950 33,743 33,490 Other Customer Relationships Good Hands Roadside Members (in thousands) (4) 2,139 2,118 2,055 1,996 1,871 1,734 Non-Proprietary Premiums ($ in millions) Ivantage (5) $ 1,461 $ 1,446 $ 1,422 $ 1,407 $ 1,391 $ 1,376 Answer Financial (6) 145 149 129 134 125 139 Agency Data Total Allstate agencies (7)(8) 12,000 11,900 Licensed sales professionals (8)(9) 23,500 23,200 Allstate independent agencies (8)(10) 2,000 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 990 and 720 engaged Allstate independent agencies (“AIAs”) as of June 30, 2015 and December 31, 2014, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Membership provides pay on demand access to roadside services. Fees for three months ended June 30, 2015 were $120 thousand. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended June 30, 2015 were $18.4 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF increased in 45 states, including our largest 10 states, as of June 30, 2015 compared to June 30, 2014. Allstate brand homeowners PIF increased in 33 states, including 7 out of our largest 10 states, as of June 30, 2015 compared to June 30, 2014.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Net premiums written	$ 7,168	$ 6,583	$ 6,623	$ 7,054	$ 6,866	$ 6,277	$ 13,751	$ 13,143
Net premiums earned								
Auto	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 8,956	$ 8,506
Homeowners	1,645	1,631	1,625	1,616	1,594	1,580	3,276	3,174
Other personal lines	395	391	390	389	387	385	786	772
Commercial lines	128	125	125	120	121	110	253	231
Other business lines	137	141	140	138	131	133	278	264
Total	6,829	6,720	6,656	6,615	6,530	6,417	13,549	12,947
Incurred losses								
Auto	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 6,606	$ 5,869
Homeowners	1,147	894	634	930	1,212	994	2,041	2,206
Other personal lines	259	244	223	229	226	279	503	505
Commercial lines	105	98	88	72	78	81	203	159
Other business lines	66	69	65	70	64	63	135	127
Total	5,008	4,480	4,113	4,265	4,591	4,275	9,488	8,866
Expenses								
Auto	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 2,268	$ 2,164
Homeowners	372	389	399	382	359	385	761	744
Other personal lines	105	105	118	103	105	108	210	213
Commercial lines	40	38	41	38	35	34	78	69
Other business lines	63	69	63	63	52	62	132	114
Total	1,735	1,714	1,761	1,674	1,640	1,664	3,449	3,304
Underwriting income (loss)								
Auto	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 82	$ 473
Homeowners	126	348	592	304	23	201	474	224
Other personal lines	31	42	49	57	56	(2)	73	54
Commercial lines	(17)	(11)	(4)	10	8	(5)	(28)	3
Other business lines	8	3	12	5	15	8	11	23
Total	86	526	782	676	299	478	612	777
Loss ratio	73.3	66.7	61.8	64.5	70.3	66.6	70.0	68.5
Expense ratio [(1)]	25.4	25.5	26.5	25.3	25.1	26.0	25.5	25.5
Combined ratio	98.7	92.2	88.3	89.8	95.4	92.6	95.5	94.0
Underlying loss ratio *	62.3	61.9	61.4	58.9	57.9	60.4	62.1	59.2
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.4	25.5	26.5	25.3	25.1	26.0	25.5	25.5
Underlying combined ratio	87.7	87.4	87.9	84.2	83.0	86.4	87.6	84.7
Effect of catastrophe losses on combined ratio	10.7	4.1	1.3	6.9	13.1	6.4	7.4	9.8
Effect of prior year reserve reestimates on combined ratio	0.4	0.7	(1.0)	(1.3)	(0.1)	(0.2)	0.5	(0.1)
Effect of advertising expenses on combined ratio	2.4	2.3	2.4	2.6	2.7	2.4	2.3	2.6
Underlying combined ratio	87.7	87.4	87.9	84.2	83.0	86.4	87.6	84.7
Effect of catastrophe losses	10.7	4.1	1.3	6.9	13.1	6.4	7.4	9.8
Effect of prior year non-catastrophe reserve reestimates	0.3	0.7	(0.9)	(1.3)	(0.7)	(0.2)	0.5	(0.5)
Combined ratio	98.7	92.2	88.3	89.8	95.4	92.6	95.5	94.0

[(1)] Targeted expense reductions represent approximately 0.4 points of the annualized Allstate brand expense ratio.

16

17 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2015 2015 2014 2014 2014 2014 2015 2014 New Issued Applications (in thousands) (2) Auto (6) 818 792 740 809 770 714 1,610 1,484 Homeowners 212 177 178 201 192 154 389 346 Average Premium - Gross Written ($) (3) Auto 488 484 486 481 478 473 486 475 Homeowners 1,150 1,148 1,144 1,144 1,135 1,137 1,149 1,136 Average Premium - Net Earned ($) (4) Auto 450 444 444 443 441 435 447 438 Homeowners 1,066 1,060 1,060 1,054 1,045 1,034 1,063 1,040 Renewal Ratio (%) (5) Auto 88.9 88.8 88.6 88.9 89.1 89.0 88.8 89.1 Homeowners 88.4 88.4 88.6 88.6 88.3 88.2 88.4 88.3 Bodily Injury Claim Frequency (% change year-over-year) Auto 6.8 6.8 4.0 (1.3) (2.8) (0.3) 6.8 (1.6) Property Damage Claim Frequency (% change year-over-year) Auto 6.9 2.1 0.5 (1.0) (2.4) 5.1 4.4 1.2 Auto Paid Severity (% change year-over-year) Bodily injury 0.6 3.9 6.0 2.2 1.3 0.7 2.2 1.0 Property damage 3.7 4.8 3.9 5.5 4.4 2.7 4.2 3.5 Homeowners Excluding Catastrophe Losses (% change year-over-year) Claim frequency 0.4 (7.9) (4.1) (5.5) 2.3 6.1 (3.7) 4.2 Claim severity 3.6 6.6 8.1 9.2 5.5 8.3 5.0 6.9 (1) (2) (3) (4) (5) (6) Auto new issued applications increased to 818 thousand in second quarter 2015 from 770 thousand in second quarter 2014. As a result of a change that allows a greater number of autos on a single policy, new issued applications are approximately 2.6 points and 1.9 points lower in the second quarter and first six months of 2015, respectively, compared to the same periods of 2014. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Six months ended Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. Statistics presented for Allstate brand exclude excess and surplus lines. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the amount allowed on a policy which is currently four or ten depending on the state. Three months ended

18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Rates of change in auto frequency (1) (% change in frequency rate year over year) Allstate gross frequency (2) 5.1% 3.4% 6.9% 6.9% 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% Allstate paid frequency (3) 6.1% 7.7% 8.3% 7.9% 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% (1) (2) (3) Gross frequency rate is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force (“average coverage in force”). Paid frequency rate is calculated as the number of claim notices closed with a payment amount in the period divided by the average coverage in force. BODILY INJURY GROSS AND PAID % CHANGE IN FREQUENCY RATE THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO FREQUENCY STATISTICS The % change in frequency rate year over year is calculated as the change in the specified frequency rate between the current period and the same period of the prior year divided by the prior year frequency rate. 2010 2011 2012 2013 2014 2015 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 2013 2014 2015 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency Allstate gross frequency Allstate paid frequency

19 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Rates of change in auto frequency (1) (% change in frequency rate year over year) Allstate gross frequency (2) -0.5% 1.5% 3.1% 1.7% 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% Allstate paid frequency (3) -3.4% 0.6% 4.2% 1.7% 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% (1) (2) (3) THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO FREQUENCY STATISTICS PROPERTY DAMAGE GROSS AND PAID % CHANGE IN FREQUENCY RATE The % change in frequency rate year over year is calculated as the change in the specified frequency rate between the current period and the same period of the prior year divided by the prior year frequency rate. Gross frequency rate is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force (“average coverage in force”). Paid frequency rate is calculated as the number of claim notices closed with a payment amount in the period divided by the average coverage in force. 2010 2011 2012 2013 2014 2015 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 2013 2014 2015 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency Allstate gross frequency Allstate paid frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Net premiums written	$ 371	$ 441	$ 359	$ 408	$ 340	$ 406	$ 812	$ 746
Net premiums earned								
Auto	$ 397	$ 382	$ 378	$ 370	$ 365	$ 342	$ 779	$ 707
Homeowners	4	3	2	1	-	-	7	-
Other personal lines	1	2	1	2	1	1	3	2
	402	387	381	373	366	343	789	709
Incurred losses								
Auto	$ 300	$ 297	$ 300	$ 283	$ 275	$ 260	$ 597	$ 535
Homeowners	3	1	1	1	-	-	4	-
Other personal lines	1	1	1	1	1	-	2	1
	304	299	302	285	276	260	603	536
Expenses								
Auto	$ 132	$ 155	$ 136	$ 148	$ 135	$ 174	$ 287	$ 309
Homeowners	7	-	-	-	-	-	7	-
Other personal lines	-	2	2	2	-	2	2	2
	139	157	138	150	135	176	296	311
Underwriting income (loss)								
Auto	$ (35)	$ (70)	$ (58)	$ (61)	$ (45)	$ (92)	$ (105)	$ (137)
Homeowners	(6)	2	1	-	-	-	(4)	-
Other personal lines	-	(1)	(2)	(1)	-	(1)	(1)	(1)
	(41)	(69)	(59)	(62)	(45)	(93)	(110)	(138)
Loss ratio	75.6	77.2	79.3	76.4	75.4	75.8	76.4	75.6
Expense ratio	34.6	40.6	36.2	40.2	36.9	51.3	37.5	43.9
Combined ratio	110.2	117.8	115.5	116.6	112.3	127.1	113.9	119.5
Underlying loss ratio	74.3	78.2	80.3	75.3	74.1	76.4	76.3	75.1
Expense ratio, excluding the effect of amortization of purchased intangible assets	32.4	38.3	33.1	37.0	33.6	47.8	35.2	40.6
Underlying combined ratio	106.7	116.5	113.4	112.3	107.7	124.2	111.5	115.7
Effect of catastrophe losses on combined ratio	2.0	-	0.3	1.9	2.7	0.3	1.0	1.6
Effect of prior year reserve reestimates on combined ratio	(0.7)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(0.9)	(1.1)
Effect of amortization of purchased intangible assets on combined ratio	2.2	2.3	3.1	3.2	3.3	3.5	2.3	3.3
Effect of advertising expenses on combined ratio	12.4	17.3	11.8	15.8	14.5	28.3	14.8	21.2
Underlying combined ratio	106.7	116.5	113.4	112.3	107.7	124.2	111.5	115.7
Effect of catastrophe losses	2.0	-	0.3	1.9	2.7	0.3	1.0	1.6
Effect of prior year non-catastrophe reserve reestimates	(0.7)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(0.9)	(1.1)
Effect of amortization of purchased intangible assets	2.2	2.3	3.1	3.2	3.3	3.5	2.3	3.3
Combined ratio	110.2	117.8	115.5	116.6	112.3	127.1	113.9	119.5
Policies in Force (in thousands)								
Auto	1,458	1,470	1,424	1,410	1,399	1,375	1,458	1,399
Homeowners	20	15	10	6	2	1	20	2
Other personal lines	44	42	36	33	30	26	44	30
	1,522	1,527	1,470	1,449	1,431	1,402	1,522	1,431
New Issued Applications (in thousands)								
Auto	148	195	168	181	177	221	343	398
Homeowners	7	6	4	5	1	1	13	2
Other personal lines	10	12	10	9	10	10	22	20
	165	213	182	195	188	232	378	420
Average Premium - Gross Written ($)								
Auto	506	520	500	499	497	504	514	503
Homeowners	814	849	781	829	822	691	832	805
Renewal Ratio (%)								
Auto	80.4	79.9	79.4	78.4	80.1	80.4	80.1	80.3

20

21 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 338 $ 282 $ 310 $ 343 $ 341 $ 286 $ 620 $ 627 Net premiums earned Auto $ 165 $ 165 $ 164 $ 168 $ 162 $ 161 $ 330 $ 323 Homeowners 126 127 126 123 120 117 253 237 Other personal lines 27 27 27 27 26 26 54 52 Total 318 319 317 318 308 304 637 612 Incurred losses Auto $ 129 $ 116 $ 126 $ 131 $ 134 $ 114 $ 245 $ 248 Homeowners 117 74 56 103 118 86 191 204 Other personal lines 27 23 18 20 21 21 50 42 Total 273 213 200 254 273 221 486 494 Expenses Auto $ 50 $ 47 $ 48 $ 50 $ 50 $ 48 $ 97 $ 98 Homeowners 38 37 38 37 37 35 75 72 Other personal lines 7 8 9 8 7 8 15 15 Total 95 92 95 95 94 91 187 185 Underwriting income (loss) Auto $ (14) $ 2 $ (10) $ (13) $ (22) $ (1) $ (12) $ (23) Homeowners (29) 16 32 (17) (35) (4) (13) (39) Other personal lines (7) (4) - (1) (2) (3) (11) (5) Total (50) 14 22 (31) (59) (8) (36) (67) Loss ratio 85.8 66.8 63.1 79.8 88.7 72.7 76.3 80.7 Expense ratio 29.9 28.8 30.0 29.9 30.5 29.9 29.4 30.2 Combined ratio 115.7 95.6 93.1 109.7 119.2 102.6 105.7 110.9 Underlying loss ratio 66.6 61.8 62.7 65.8 64.3 61.9 64.2 63.1 Expense ratio, excluding the effect of amortization of purchased intangible assets 29.9 28.8 30.0 29.9 30.5 29.9 29.4 30.2 Underlying combined ratio 96.5 90.6 92.7 95.6 94.8 91.8 93.6 93.3 Effect of catastrophe losses on combined ratio 18.6 6.3 1.9 16.4 23.7 11.2 12.4 17.5 Effect of prior year reserve reestimates on combined ratio 0.9 (2.2) (1.2) (1.9) 1.0 (0.7) (0.6) 0.1 Effect of advertising expenses on combined ratio 0.6 0.6 0.3 - 0.6 0.7 0.6 0.7 Underlying combined ratio 96.5 90.6 92.7 95.6 94.8 91.8 93.6 93.3 Effect of catastrophe losses 18.6 6.3 1.9 16.4 23.7 11.2 12.4 17.5 Effect of prior year non-catastrophe reserve reestimates 0.6 (1.3) (1.5) (2.3) 0.7 (0.4) (0.3) 0.1 Combined ratio 115.7 95.6 93.1 109.7 119.2 102.6 105.7 110.9 Policies in Force (in thousands) Auto 767 778 790 792 788 778 767 788 Homeowners 355 361 365 365 364 359 355 364 Other personal lines 118 120 122 123 124 124 118 124 1,240 1,259 1,277 1,280 1,276 1,261 1,240 1,276 New Issued Applications (in thousands) Auto 23 23 28 34 40 33 46 73 Homeowners 14 12 15 18 20 17 26 37 Average Premium - Gross Written ($) Auto 925 913 901 898 888 893 919 890 Homeowners 1,532 1,519 1,482 1,471 1,437 1,440 1,526 1,438 Renewal Ratio (%) Auto 78.0 78.5 80.0 79.4 80.3 79.2 78.2 79.8 Homeowners 83.2 83.2 84.9 84.8 86.2 86.6 83.2 86.4 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Six months endedThree months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Six months ended June 30, 2015	Six months ended June 30, 2014
Net premiums written								
Allstate brand	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 9,123	$ 8,667
Esurance brand	363	434	354	403	338	404	797	742
Encompass brand	173	147	160	178	176	151	320	327
	5,124	5,116	4,861	5,071	4,889	4,847	10,240	9,736
Net premiums earned								
Allstate brand	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 8,956	$ 8,506
Esurance brand	397	382	378	370	365	342	779	707
Encompass brand	165	165	164	168	162	161	330	323
	5,086	4,979	4,918	4,890	4,824	4,712	10,065	9,536
Incurred losses								
Allstate brand	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 6,606	$ 5,869
Esurance brand	300	297	300	283	275	260	597	535
Encompass brand	129	116	126	131	134	114	245	248
	3,860	3,588	3,529	3,378	3,420	3,232	7,448	6,652
Expenses								
Allstate brand	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 2,268	$ 2,164
Esurance brand	132	155	136	148	135	174	287	309
Encompass brand	50	47	48	50	50	48	97	98
	1,337	1,315	1,324	1,286	1,274	1,297	2,652	2,571
Underwriting income (loss)								
Allstate brand	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 82	$ 473
Esurance brand	(35)	(70)	(58)	(61)	(45)	(92)	(105)	(137)
Encompass brand	(14)	2	(10)	(13)	(22)	(1)	(12)	(23)
	(111)	76	65	226	130	183	(35)	313
Loss ratio [1]								
Allstate brand	75.9	71.7	70.9	68.1	70.1	67.9	73.8	69.0
Esurance brand	75.6	77.7	79.3	76.5	75.3	76.0	76.6	75.7
Encompass brand	78.2	70.3	76.8	78.0	82.7	70.8	74.2	76.8
Allstate Protection	75.9	72.1	71.8	69.1	70.9	68.6	74.0	69.7
Expense ratio								
Allstate brand	25.5	25.1	26.1	25.0	25.3	25.5	25.3	25.4
Esurance brand	33.2	40.6	36.0	40.0	37.0	50.9	36.9	43.7
Encompass brand	30.3	28.5	29.3	29.7	30.9	29.8	29.4	30.3
Allstate Protection	26.3	26.4	26.9	26.3	26.4	27.5	26.3	27.0
Combined ratio								
Allstate brand	101.4	96.8	97.0	93.1	95.4	93.4	99.1	94.4
Esurance brand	108.8	118.3	115.3	116.5	112.3	126.9	113.5	119.4
Encompass brand	108.5	98.8	106.1	107.7	113.6	100.6	103.6	107.1
Allstate Protection	102.2	98.5	98.7	95.4	97.3	96.1	100.3	96.7
Effect of catastrophe losses on combined ratio								
Allstate brand	3.2	0.3	0.2	1.8	4.1	0.4	1.7	2.3
Esurance brand	1.8	-	0.3	1.9	2.7	0.3	0.9	1.6
Encompass brand	3.0	-	-	3.0	9.3	0.6	1.5	5.0
Allstate Protection	3.1	0.3	0.2	1.9	4.2	0.4	1.7	2.3
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	0.4	0.8	(1.5)	(1.8)	(0.6)	(0.9)	0.6	(0.7)
Esurance brand	(0.8)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(0.9)	(1.1)
Encompass brand	(1.2)	(4.8)	(0.6)	0.5	(3.7)	(4.3)	(3.0)	(4.0)
Allstate Protection	0.2	0.5	(1.5)	(1.6)	(0.7)	(1.0)	0.3	(0.9)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	-	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	-
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	-	(0.6)	-	-	(0.6)	-	(0.3)	(0.2)
Allstate Protection	(0.1)	-	(0.1)	(0.1)	-	(0.1)	-	(0.1)
Effect of amortization of purchased intangible assets on combined ratio								
Esurance brand	2.3	2.3	3.1	3.2	3.3	3.5	2.3	3.3
Allstate Protection	-	-	-	-	-	-	-	-

22

23 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written Allstate brand $ 1,819 $ 1,379 $ 1,598 $ 1,831 $ 1,765 $ 1,342 $ 3,198 $ 3,107 Esurance brand 7 5 4 3 1 1 12 2 Encompass brand 136 111 123 137 136 110 247 246 1,962 1,495 1,725 1,971 1,902 1,453 3,457 3,355 Net premiums earned Allstate brand $ 1,645 $ 1,631 $ 1,625 $ 1,616 $ 1,594 $ 1,580 $ 3,276 $ 3,174 Esurance brand 4 3 2 1 - - 7 - Encompass brand 126 127 126 123 120 117 253 237 1,775 1,761 1,753 1,740 1,714 1,697 3,536 3,411 Incurred losses Allstate brand $ 1,147 $ 894 $ 634 $ 930 $ 1,212 $ 994 $ 2,041 $ 2,206 Esurance brand 3 1 1 1 - - 4 - Encompass brand 117 74 56 103 118 86 191 204 1,267 969 691 1,034 1,330 1,080 2,236 2,410 Expenses Allstate brand $ 372 $ 389 $ 399 $ 382 $ 359 $ 385 $ 761 $ 744 Esurance brand 7 - - - - - 7 - Encompass brand 38 37 38 37 37 35 75 72 417 426 437 419 396 420 843 816 Underwriting income (loss) Allstate brand $ 126 $ 348 $ 592 $ 304 $ 23 $ 201 $ 474 $ 224 Esurance brand (6) 2 1 - - - (4) - Encompass brand (29) 16 32 (17) (35) (4) (13) (39) 91 366 625 287 (12) 197 457 185 Loss ratio Allstate brand 69.7 54.8 39.0 57.6 76.1 62.9 62.3 69.5 Esurance brand 75.0 33.3 50.0 100.0 - - 57.1 - Encompass brand 92.8 58.3 44.4 83.7 98.3 73.5 75.5 86.1 Allstate Protection 71.4 55.0 39.4 59.4 77.6 63.6 63.2 70.7 Expense ratio Allstate brand 22.6 23.9 24.6 23.6 22.5 24.4 23.2 23.4 Esurance brand 175.0 - - - - - 100.0 - Encompass brand 30.2 29.1 30.2 30.1 30.9 29.9 29.6 30.4 Allstate Protection 23.5 24.2 24.9 24.1 23.1 24.8 23.9 23.9 Combined ratio Allstate brand 92.3 78.7 63.6 81.2 98.6 87.3 85.5 92.9 Esurance brand 250.0 33.3 50.0 100.0 - - 157.1 - Encompass brand 123.0 87.4 74.6 113.8 129.2 103.4 105.1 116.5 Allstate Protection 94.9 79.2 64.3 83.5 100.7 88.4 87.1 94.6 Effect of catastrophe losses on combined ratio Allstate brand 32.1 13.9 3.8 22.0 38.7 21.3 23.0 30.0 Esurance brand 25.0 - - - - - 14.2 - Encompass brand 41.3 14.2 4.8 36.6 46.7 25.6 27.7 36.3 Allstate Protection 32.7 13.9 3.9 23.0 39.3 21.6 23.4 30.5 Effect of prior year reserve reestimates on combined ratio Allstate brand - 0.2 (1.1) (0.1) 2.1 0.8 0.1 1.4 Esurance brand - - - - - - - - Encompass brand 2.3 (1.6) (2.4) (6.5) 6.7 4.3 0.4 5.5 Allstate Protection 0.2 0.1 (1.2) (0.5) 2.4 1.1 0.1 1.7 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio Allstate brand 0.5 (0.1) 0.1 0.7 2.4 0.6 0.2 1.5 Esurance brand - - - - - - - - Encompass brand - (1.6) 0.8 0.9 1.7 (0.8) (0.7) 0.4 Allstate Protection 0.4 (0.1) 0.2 0.7 2.4 0.6 0.1 1.4 THE ALLSTATE CORPORATION HOMEOWNERS PROFITABILITY MEASURES Six months endedThree months ended

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [1]

($ in millions)	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Net premiums written								
Allstate brand	$ 424	$ 357	$ 376	$ 426	$ 416	$ 351	$ 781	$ 767
Esurance brand	1	2	1	2	1	1	3	2
Encompass brand	29	24	27	28	29	25	53	54
	454	383	404	456	446	377	837	823
Net premiums earned								
Allstate brand	$ 395	$ 391	$ 390	$ 389	$ 387	$ 385	$ 786	$ 772
Esurance brand	1	2	1	2	1	1	3	2
Encompass brand	27	27	27	27	26	26	54	52
	423	420	418	418	414	412	843	826
Incurred losses								
Allstate brand	$ 259	$ 244	$ 223	$ 229	$ 226	$ 279	$ 503	$ 505
Esurance brand	1	1	1	1	1	-	2	1
Encompass brand	27	23	18	20	21	21	50	42
	287	268	242	250	248	300	555	548
Expenses								
Allstate brand	$ 105	$ 105	$ 118	$ 103	$ 105	$ 108	$ 210	$ 213
Esurance brand	-	2	2	2	-	2	2	2
Encompass brand	7	8	9	8	7	8	15	15
	112	115	129	113	112	118	227	230
Underwriting income (loss)								
Allstate brand	$ 31	$ 42	$ 49	$ 57	$ 56	$ (2)	$ 73	$ 54
Esurance brand	-	(1)	(2)	(1)	-	(1)	(1)	(1)
Encompass brand	(7)	(4)	-	(1)	(2)	(3)	(11)	(5)
	24	37	47	55	54	(6)	61	48
Loss ratio								
Allstate brand	65.6	62.4	57.2	58.9	58.4	72.5	64.0	65.4
Esurance brand	100.0	50.0	100.0	50.0	100.0	-	66.7	50.0
Encompass brand	100.0	85.2	66.7	74.1	80.8	80.8	92.6	80.8
Allstate Protection	67.8	63.8	57.9	59.8	59.9	72.8	65.9	66.3
Expense ratio								
Allstate brand	26.6	26.9	30.2	26.4	27.1	28.0	26.7	27.6
Esurance brand	-	100.0	200.0	100.0	-	200.0	66.6	100.0
Encompass brand	25.9	29.6	33.3	29.6	26.9	30.7	27.8	28.8
Allstate Protection	26.5	27.4	30.9	27.0	27.1	28.7	26.9	27.9
Combined ratio								
Allstate brand	92.2	89.3	87.4	85.3	85.5	100.5	90.7	93.0
Esurance brand	100.0	150.0	300.0	150.0	100.0	200.0	133.3	150.0
Encompass brand	125.9	114.8	100.0	103.7	107.7	111.5	120.4	109.6
Allstate Protection	94.3	91.2	88.8	86.8	87.0	101.5	92.8	94.2
Effect of catastrophe losses on combined ratio								
Allstate brand	11.9	7.4	2.8	4.9	12.4	12.7	9.7	12.6
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	7.4	7.4	-	7.4	7.7	11.5	7.4	9.6
Allstate Protection	11.6	7.4	2.7	5.0	12.1	12.6	9.5	12.3
Effect of prior year reserve reestimates on combined ratio								
Allstate brand	1.1	(0.5)	5.1	2.6	(3.4)	3.9	0.2	0.3
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	7.4	11.1	-	3.7	3.8	-	9.3	1.9
Allstate Protection	1.4	0.2	4.8	2.6	(2.9)	3.6	0.9	0.4
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio								
Allstate brand	-	(0.3)	-	(0.2)	(0.3)	(0.5)	(0.1)	(0.3)
Esurance brand	-	-	-	-	-	-	-	-
Encompass brand	3.7	-	-	-	-	-	1.9	-
Allstate Protection	0.3	(0.3)	-	(0.3)	(0.3)	(0.6)	-	(0.4)

[1] Other personal lines include renter, condominium, landlord and other personal lines.

24

25 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 138 $ 128 $ 126 $ 122 $ 130 $ 116 $ 266 $ 246 Net premiums earned $ 128 $ 125 $ 125 $ 120 $ 121 $ 110 $ 253 $ 231 Incurred losses $ 105 $ 98 $ 88 $ 72 $ 78 $ 81 $ 203 $ 159 Expenses $ 40 $ 38 $ 41 $ 38 $ 35 $ 34 $ 78 $ 69 Underwriting (loss) income $ (17) $ (11) $ (4) $ 10 $ 8 $ (5) $ (28) $ 3 Loss ratio 82.0 78.4 70.4 60.0 64.5 73.6 80.3 68.8 Expense ratio 31.3 30.4 32.8 31.7 28.9 30.9 30.8 29.9 Combined ratio 113.3 108.8 103.2 91.7 93.4 104.5 111.1 98.7 Effect of catastrophe losses on combined ratio 9.4 4.0 4.8 3.3 8.3 8.2 6.7 8.2 Effect of prior year reserve reestimates on combined ratio 3.1 8.0 (0.8) (14.2) (0.8) (0.9) 5.5 (0.9) Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 2.3 0.8 - 0.7 0.1 1.0 1.5 0.4 (1) Commercial lines all represent Allstate Brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Six months endedThree months ended

26 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, ($ in millions) 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 199 $ 184 $ 176 $ 185 $ 180 $ 176 $ 383 $ 356 Net premiums earned $ 137 $ 141 $ 140 $ 138 $ 131 $ 133 $ 278 $ 264 Incurred losses $ 66 $ 69 $ 65 $ 70 $ 64 $ 63 $ 135 $ 127 Expenses $ 63 $ 69 $ 63 $ 63 $ 52 $ 62 $ 132 $ 114 Underwriting income $ 8 $ 3 $ 12 $ 5 $ 15 $ 8 $ 11 $ 23 Loss ratio 48.2 49.0 46.4 50.7 48.8 47.4 48.5 48.1 Expense ratio 46.0 48.9 45.0 45.7 39.7 46.6 47.5 43.2 Combined ratio 94.2 97.9 91.4 96.4 88.5 94.0 96.0 91.3 Effect of catastrophe losses on combined ratio - - - - - - - - Effect of prior year reserve reestimates on combined ratio 0.7 - (0.7) - - - 0.3 - Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - - - - Effect of amortization of purchased intangible assets 0.8 0.7 0.7 0.7 0.7 0.8 0.7 0.8 (1) Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines, which all represent Allstate Brand products. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Six months endedThree months ended

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Auto								
Allstate brand underlying combined ratio	97.8	95.6	98.2	92.9	91.8	93.8	96.7	92.8
Effect of catastrophe losses on combined ratio	3.2	0.3	0.2	1.8	4.1	0.4	1.7	2.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.4	0.9	(1.4)	(1.6)	(0.5)	(0.8)	0.7	(0.7)
Allstate brand combined ratio	101.4	96.8	97.0	93.1	95.4	93.4	99.1	94.4
Esurance brand underlying combined ratio	105.5	117.0	113.2	112.2	107.7	124.0	111.2	115.7
Effect of catastrophe losses on combined ratio	1.8	-	0.3	1.9	2.7	0.3	0.9	1.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.8)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(0.9)	(1.1)
Effect of amortization of purchased intangible assets on combined ratio	2.3	2.3	3.1	3.2	3.3	3.5	2.3	3.3
Esurance brand combined ratio	108.8	118.3	115.3	116.5	112.3	126.9	113.5	119.5
Encompass brand underlying combined ratio	106.7	103.0	106.7	104.2	107.4	104.3	104.8	105.9
Effect of catastrophe losses on combined ratio	3.0	-	-	3.0	9.3	0.6	1.5	5.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.2)	(4.2)	(0.6)	0.5	(3.1)	(4.3)	(2.7)	(3.8)
Encompass brand combined ratio	108.5	98.8	106.1	107.7	113.6	100.6	103.6	107.1
Homeowners								
Allstate brand underlying combined ratio	60.7	64.5	61.0	60.0	60.2	65.8	62.6	63.0
Effect of catastrophe losses on combined ratio	32.1	13.9	3.8	22.0	38.7	21.3	23.0	30.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.5)	0.3	(1.2)	(0.8)	(0.3)	0.2	(0.1)	(0.1)
Allstate brand combined ratio	92.3	78.7	63.6	81.2	98.6	87.3	85.5	92.9
Encompass brand underlying combined ratio	79.4	73.2	73.0	84.6	77.5	72.7	76.3	75.1
Effect of catastrophe losses on combined ratio	41.3	14.2	4.8	36.6	46.7	25.6	27.7	36.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	2.3	-	(3.2)	(7.4)	5.0	5.1	1.1	5.1
Encompass brand combined ratio	123.0	87.4	74.6	113.8	129.2	103.4	105.1	116.5
Other Personal Lines								
Allstate brand underlying combined ratio	79.2	82.1	79.5	77.6	76.2	83.4	80.7	79.8
Effect of catastrophe losses on combined ratio	11.9	7.4	2.8	4.9	12.4	12.7	9.7	12.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	1.1	(0.2)	5.1	2.8	(3.1)	4.4	0.3	0.6
Allstate brand combined ratio	92.2	89.3	87.4	85.3	85.5	100.5	90.7	93.0
Encompass brand underlying combined ratio	114.8	96.3	100.0	92.6	96.2	100.0	105.6	98.1
Effect of catastrophe losses on combined ratio	7.4	7.4	-	7.4	7.7	11.5	7.4	9.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	3.7	11.1	-	3.7	3.8	-	7.4	1.9
Encompass brand combined ratio	125.9	114.8	100.0	103.7	107.7	111.5	120.4	109.6

27

28 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2014 2014 2014 2014 Auto Annualized average premium (1) $ 893 $ 885 $ 879 $ 881 $ 877 $ 867 Underlying combined ratios 97.8 95.6 98.2 92.9 91.8 93.8 Average underlying loss (incurred pure premium) and expense * $ 874 $ 846 $ 863 $ 818 $ 805 $ 813 Homeowners Annualized average premium (1) $ 1,071 $ 1,067 $ 1,065 $ 1,063 $ 1,051 $ 1,042 Underlying combined ratios 60.7 64.5 61.0 60.0 60.2 65.8 Average underlying loss (incurred pure premium) and expense $ 650 $ 688 $ 650 $ 638 $ 633 $ 686 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Six months ended June 30, 2015							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 56	$ 34	60.7%	$ -	0.0%			
Other hurricane exposure states	1,874	1,248	66.6%	539	28.8%			
Total hurricane exposure states [2]	1,930	1,282	66.4%	539	27.9%		13	3.5%
Other catastrophe exposure states [4]	1,606	954	59.4%	287	17.9%		15	5.6%
Total	$ 3,536	$ 2,236	63.2%	$ 826	23.4%	44	28	4.3%

(1) **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4) Includes Canada.

29

30 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2015 2015 2014 2014 2014 2014 2015 2014 Allstate brand Auto $ 143 $ 13 $ 9 $ 80 $ 178 $ 16 $ 156 $ 194 Homeowners 528 227 62 355 617 336 755 953 Other personal lines 47 29 11 19 48 49 76 97 Commercial lines 12 5 6 4 10 9 17 19 Other business lines - - - - - - - - Total 730 274 88 458 853 410 1,004 1,263 Esurance brand Auto 7 - 1 7 10 1 7 11 Homeowners 1 - - - - - 1 - Other personal lines - - - - - - - - Total 8 - 1 7 10 1 8 11 Encompass brand Auto 5 - - 5 15 1 5 16 Homeowners 52 18 6 45 56 30 70 86 Other personal lines 2 2 - 2 2 3 4 5 Total 59 20 6 52 73 34 79 107 Allstate Protection $ 797 $ 294 $ 95 $ 517 $ 936 $ 445 $ 1,091 $ 1,381 Allstate Protection Auto $ 155 $ 13 $ 10 $ 92 $ 203 $ 18 $ 168 $ 221 Homeowners 581 245 68 400 673 366 826 1,039 Other personal lines 49 31 11 21 50 52 80 102 Commercial lines 12 5 6 4 10 9 17 19 Other business lines - - - - - - - - $ 797 $ 294 $ 95 $ 517 $ 936 $ 445 $ 1,091 $ 1,381 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Six months endedThree months ended

31 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2006 1.6 3.7 2.5 4.1 3.0 $ 27,369 $ 810 $ 1,044 3.8 2007 2.4 6.3 5.0 7.0 5.2 27,233 1,409 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 14,975 1,091 1,102 7.4 Average 5.4 12.3 8.3 5.3 7.9 6.9 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

32 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 1 3.0 130 16.3 1.7 130 $50 million to $100 million 5 15.2 316 39.6 4.2 63 Less than $50 million 27 81.8 348 43.7 4.6 13 Total 33 100.0% 794 99.6 10.5 24 Prior year reserve reestimates 8 1.0 0.1 Prior quarter reserve reestimates (5) (0.6) - Total catastrophe losses $ 797 100.0% 10.6 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 2 4.5 233 21.4 1.6 117 $50 million to $100 million 7 15.9 430 39.4 2.9 61 Less than $50 million 35 79.6 425 38.9 2.8 12 Total 44 100.0% 1,088 99.7 7.3 25 Prior year reserve reestimates 3 0.3 - Total catastrophe losses $ 1,091 100.0% 7.3 Six months ended June 30, 2015 THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended June 30, 2015

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Prior Year Reserve Reestimates [1]								
Auto	$ 11	$ 24	$ (75)	$ (79)	$ (36)	$ (48)	$ 35	$ (84)
Homeowners	4	1	(21)	(9)	41	18	5	59
Other personal lines	6	1	20	11	(12)	15	7	3
Commercial lines	4	10	(1)	(17)	(1)	(1)	14	(2)
Other business lines	1	-	(1)	-	-	-	1	-
Allstate Protection	26	36	(78)	(94)	(8)	(16)	62	(24)
Discontinued Lines and Coverages	2	1	2	105	2	3	3	5
Property-Liability	$ 28	$ 37	$ (76)	$ 11	$ (6)	$ (13)	$ 65	$ (19)
Allstate brand [2]	$ 26	$ 47	$ (69)	$ (85)	$ (6)	$ (11)	$ 73	$ (17)
Esurance brand	(3)	(4)	(5)	(3)	(5)	(3)	(7)	(8)
Encompass brand [2]	3	(7)	(4)	(6)	3	(2)	(4)	1
Allstate Protection [2]	$ 26	$ 36	$ (78)	$ (94)	$ (8)	$ (16)	$ 62	$ (24)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]								
Auto	0.2	0.3	(1.0)	(1.1)	(0.5)	(0.7)	0.2	(0.6)
Homeowners	-	-	(0.3)	(0.1)	0.6	0.3	-	0.4
Other personal lines	0.1	-	0.3	0.2	(0.2)	0.2	0.1	-
Commercial lines	-	0.2	-	(0.3)	-	-	0.1	-
Other business lines	-	-	-	-	-	-	-	-
Allstate Protection	0.3	0.5	(1.0)	(1.3)	(0.1)	(0.2)	0.4	(0.2)
Discontinued Lines and Coverages	-	-	-	1.4	-	-	-	0.1
Property-Liability	0.3	0.5	(1.0)	0.1	(0.1)	(0.2)	0.4	(0.1)
Allstate brand [2]	0.3	0.6	(0.9)	(1.2)	(0.1)	(0.2)	0.5	(0.1)
Esurance brand	-	-	-	-	(0.1)	-	(0.1)	(0.1)
Encompass brand [2]	-	(0.1)	(0.1)	(0.1)	0.1	-	-	-
Allstate Protection [2]	0.3	0.5	(1.0)	(1.3)	(0.1)	(0.2)	0.4	(0.2)

[1] Favorable reserve reestimates are shown in parentheses.
[2] Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $7 million, $1 million, $8 million and $35 million, $1 million and $36 million, respectively, in the three months ended June 30, 2015 and 2014, respectively. Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $5 million, $(2) million, $3 million and $38 million, $0 million and $38 million, respectively, in the six months ended June 30, 2015 and 2014, respectively.
[3] Calculated using Property-Liability premiums earned for the respective period.

33

34 June 30, March 31, 2015 2015 2014 2013 2012 2011 2010 (net of reinsurance) Asbestos claims Beginning reserves $ 993 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 $ 1,180 Incurred claims and claims expense - - 87 74 26 26 5 Claims and claims expense paid (16) (21) (90) (83) (78) (48) (85) Ending reserves $ 977 $ 993 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 Claims and claims expense paid as a percent of ending reserves 1.6% 2.1% 8.9% 8.2% 7.6% 4.5% 7.7% Environmental claims Beginning reserves $ 199 $ 203 $ 208 $ 193 $ 185 $ 201 $ 198 Incurred claims and claims expense - - 15 30 22 - 18 Claims and claims expense paid (9) (4) (20) (15) (14) (16) (15) Ending reserves $ 190 $ 199 $ 203 $ 208 $ 193 $ 185 $ 201 Claims and claims expense paid as a percent of ending reserves 4.7% 2.0% 9.9% 7.2% 7.3% 8.6% 7.5% Twelve months ended December 31,Three months ended THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions)

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES-AUTO, HOMEOWNERS AND OTHER PERSONAL LINES PROFITABILITY MEASURES [(1)]

($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Net premiums written								
Auto	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 9,123	$ 8,667
Homeowners	1,819	1,379	1,598	1,831	1,765	1,342	3,198	3,107
Landlord	138	128	140	147	137	126	266	263
Renter	73	67	64	79	72	59	140	131
Condominium	63	51	57	62	61	48	114	109
Other	150	111	115	138	146	118	261	264
Other personal lines	424	357	376	426	416	351	781	767
Total	6,831	6,271	6,321	6,747	6,556	5,985	13,102	12,541
Net premiums earned								
Auto	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 8,956	$ 8,506
Homeowners	1,645	1,631	1,625	1,616	1,594	1,580	3,276	3,174
Other personal lines	395	391	390	389	387	385	786	772
Total	6,564	6,454	6,391	6,357	6,278	6,174	13,018	12,452
Incurred losses								
Auto	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 6,606	$ 5,869
Homeowners	1,147	894	634	930	1,212	994	2,041	2,206
Other personal lines	259	244	223	229	226	279	503	505
Total	4,837	4,313	3,960	4,123	4,449	4,131	9,150	8,580
Expenses								
Auto	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 2,268	$ 2,164
Homeowners	372	389	399	382	359	385	761	744
Other personal lines	105	105	118	103	105	108	210	213
Total	1,632	1,607	1,657	1,573	1,553	1,568	3,239	3,121
Underwriting income (loss)								
Auto	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 82	$ 473
Homeowners	126	348	592	304	23	201	474	224
Other personal lines	31	42	49	57	56	(2)	73	54
Total	95	534	774	661	276	475	629	751
Loss ratio	73.7	66.8	62.0	64.9	70.9	66.9	70.3	68.9
Expense ratio	24.9	24.9	25.9	24.7	24.7	25.4	24.9	25.1
Combined ratio	98.6	91.7	87.9	89.6	95.6	92.3	95.2	94.0
Effect of catastrophe losses on combined ratio	10.9	4.2	1.3	7.1	13.4	6.5	7.6	10.0
Effect of prior year reserve reestimates on combined ratio	0.3	0.6	(1.0)	(1.1)	(0.1)	(0.2)	0.5	(0.1)
Underlying combined ratio	87.4	86.9	87.6	83.6	82.8	86.0	87.1	84.4
Effect of catastrophe losses	10.9	4.2	1.3	7.1	13.4	6.5	7.6	10.0
Effect of prior year non-catastrophe reserve reestimates	0.3	0.6	(1.0)	(1.1)	(0.6)	(0.2)	0.5	(0.4)
Combined ratio	98.6	91.7	87.9	89.6	95.6	92.3	95.2	94.0
Policies in Force (in thousands)								
Auto	20,258	20,036	19,916	19,751	19,605	19,413	20,258	19,605
Homeowners	6,141	6,114	6,106	6,082	6,069	6,063	6,141	6,069
Other personal lines	4,170	4,135	4,107	4,084	4,052	4,032	4,170	4,052
Excess and surplus	26	27	27	26	25	23	26	25
Total	30,595	30,312	30,156	29,943	29,751	29,531	30,595	29,751

(1) Allstate Personal Lines comprise Allstate brand auto, homeowners and other personal lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

35

THE ALLSTATE CORPORATION

EMERGING BUSINESSES - ESURANCE, ENCOMPASS, COMMERCIAL LINES, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES

($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Net premiums written								
Esurance	$ 371	$ 441	$ 359	$ 408	$ 340	$ 406	$ 812	$ 746
Encompass	338	282	310	343	341	286	620	627
Commercial lines	138	128	126	122	130	116	266	246
Allstate Roadside Services	88	91	86	96	94	97	179	191
Allstate Dealer Services	111	93	90	89	86	79	204	165
Other business lines	199	184	176	185	180	176	383	356
Total	1,046	1,035	971	1,058	991	984	2,081	1,975
Net premiums earned								
Esurance	$ 402	$ 387	$ 381	$ 373	$ 366	$ 343	$ 789	$ 709
Encompass	318	319	317	318	308	304	637	612
Commercial lines	128	125	125	120	121	110	253	231
Other business lines	137	141	140	138	131	133	278	264
Total	985	972	963	949	926	890	1,957	1,816
Incurred losses								
Esurance	$ 304	$ 299	$ 302	$ 285	$ 276	$ 260	$ 603	$ 536
Encompass	273	213	200	254	273	221	486	494
Commercial lines	105	98	88	72	78	81	203	159
Other business lines	66	69	65	70	64	63	135	127
Total	748	679	655	681	691	625	1,427	1,316
Expenses								
Esurance	$ 139	$ 157	$ 138	$ 150	$ 135	$ 176	$ 296	$ 311
Encompass	95	92	95	95	94	91	187	185
Commercial lines	40	38	41	38	35	34	78	69
Other business lines	63	69	63	63	52	62	132	114
Answer Financial	3	2	4	4	3	2	5	5
Total	340	358	341	350	319	365	698	684
Underwriting income (loss)								
Esurance	$ (41)	$ (69)	$ (59)	$ (62)	$ (45)	$ (93)	$ (110)	$ (138)
Encompass	(50)	14	22	(31)	(59)	(8)	(36)	(67)
Commercial lines	(17)	(11)	(4)	10	8	(5)	(28)	3
Other business lines	8	3	12	5	15	8	11	23
Answer Financial	(3)	(2)	(4)	(4)	(3)	(2)	(5)	(5)
Total	(103)	(65)	(33)	(82)	(84)	(100)	(168)	(184)
Loss ratio	76.0	69.9	68.0	71.7	74.6	70.2	72.9	72.5
Expense ratio	34.5	36.8	35.4	36.9	34.5	41.0	35.7	37.6
Combined ratio	110.5	106.7	103.4	108.6	109.1	111.2	108.6	110.1
Effect of catastrophe losses on combined ratio	8.0	2.6	1.3	6.6	10.0	4.9	5.3	7.5
Effect of prior year reserve reestimates on combined ratio	0.5	(0.1)	(1.2)	(2.7)	(0.3)	(0.7)	0.2	(0.5)
Effect of amortization of purchased intangible assets	1.4	1.2	1.8	1.8	1.9	1.9	1.3	1.9
Underlying combined ratio	101.0	102.8	101.6	103.2	97.6	105.1	101.9	101.3
Effect of catastrophe losses	8.0	2.6	1.3	6.6	10.0	4.9	5.3	7.5
Effect of prior year non-catastrophe reserve reestimates	0.1	0.1	(1.3)	(3.0)	(0.4)	(0.7)	0.1	(0.6)
Effect of amortization of purchased intangible assets	1.4	1.2	1.8	1.8	1.9	1.9	1.3	1.9
Combined ratio	110.5	106.7	103.4	108.6	109.1	111.2	108.6	110.1
Policies in Force (in thousands)								
Esurance	1,522	1,527	1,470	1,449	1,431	1,402	1,522	1,431
Encompass	1,240	1,259	1,277	1,280	1,276	1,261	1,240	1,276
Commercial lines	330	326	325	320	313	305	330	313
Other business lines	937	941	948	958	972	991	937	972
Total	4,029	4,053	4,020	4,007	3,992	3,959	4,029	3,992

36

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL RESULTS [(1)]
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Premiums	$ 326	$ 328	$ 312	$ 308	$ 312	$ 327	$ 654	$ 639
Contract charges	210	209	208	204	206	280	419	486
Net investment income	489	484	480	473	538	640	973	1,178
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	(1)	-	-	(1)
Contract benefits	(446)	(441)	(431)	(433)	(413)	(488)	(887)	(901)
Interest credited to contractholder funds	(191)	(192)	(199)	(200)	(208)	(291)	(383)	(499)
Amortization of deferred policy acquisition costs	(62)	(69)	(60)	(56)	(65)	(74)	(131)	(139)
Operating costs and expenses	(118)	(123)	(121)	(115)	(112)	(118)	(241)	(230)
Restructuring and related charges	(2)	-	-	1	(1)	(2)	(2)	(3)
Income tax expense on operations	(67)	(62)	(61)	(57)	(91)	(85)	(129)	(176)
Operating income	139	134	128	125	165	189	273	354
Realized capital gains and losses, after-tax	38	72	81	19	(6)	-	110	(6)
Valuation changes on embedded derivatives that are not hedged, after-tax	4	(5)	(3)	2	(3)	(11)	(1)	(14)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	-	(3)	-	-	(2)	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	1	-	-	1
(Loss) gain on disposition of operations, after-tax	-	(1)	2	(27)	(12)	(16)	(1)	(28)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	(17)	-	-	-	-	(17)	-
Net income available to common shareholders	$ 179	$ 183	$ 208	$ 116	$ 145	$ 162	$ 362	$ 307

(1) Refer to page 38 for further details related to the impact of LBL on comparison of Allstate Financial results.

37

THE ALLSTATE CORPORATION
IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS [(1)]
($ in millions)

	Six months ended				
	June 30, 2015	June 30, 2014	Change	Q1 2014 LBL results	Change excl.LBL
Premiums and contract charges	$ 1,073	$ 1,125	$ (52)	$ 85	$ 33
Net investment income	973	1,178	(205)	126	(79)
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	1		1
Contract benefits	(887)	(901)	14	(65)	(51)
Interest credited to contractholder funds	(383)	(499)	116	(80)	36
Amortization of deferred policy acquisition costs	(131)	(139)	8	(6)	2
Operating costs and expenses	(241)	(230)	(11)	(8)	(19)
Restructuring and related charges	(2)	(3)	1	-	1
Income tax expense on operations	(129)	(176)	47	(18)	29
Operating income	273	354	(81)	34	(47)
Realized capital gains and losses, after-tax	110	(6)	116	-	116
Valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(14)	13	(6)	7
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	(2)	-	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	(1)	-	(1)
(Loss) gain on disposition of operations, after-tax	(1)	(28)	27	-	27
Change in accounting for investments in qualified affordable housing projects, after-tax	(17)	-	(17)	-	(17)
Net income available to common shareholders	$ 362	$ 307	$ 55	$ 28	$ 83

(1) As a result of our LBL disposition on April 1, 2014, Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, results of LBL's business for the first quarter of 2014 were excluded in this presentation.

38

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended					
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Return on Attributed Equity						
Numerator:						
Net income available to common shareholders [(1)]	$ 686	$ 652	$ 631	$ 542	$ 66	$ 111
Denominator:						
Beginning attributed equity [(2)]	$ 7,262	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Ending attributed equity	7,621	7,920	7,672	7,356	7,262	7,812
Average attributed equity [(3)]	$ 7,442	$ 7,866	$ 7,473	$ 7,588	$ 7,743	$ 8,215
Return on attributed equity	9.2 %	8.3 %	8.4 %	7.1 %	0.9 %	1.4 %
Operating Income Return on Attributed Equity						
Numerator:						
Operating income [(1)]	$ 526	$ 552	$ 607	$ 639	$ 641	$ 633
Denominator:						
Beginning attributed equity [(2)]	$ 7,262	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Unrealized net capital gains and losses	1,285	1,280	946	1,076	1,120	1,702
Adjusted beginning attributed equity	5,977	6,532	6,327	6,743	7,104	6,915
Ending attributed equity	7,621	7,920	7,672	7,356	7,262	7,812
Unrealized net capital gains and losses	1,030	1,499	1,420	1,305	1,285	1,280
Adjusted ending attributed equity	6,591	6,421	6,252	6,051	5,977	6,532
Average adjusted attributed equity [(3)]	$ 6,284	$ 6,477	$ 6,290	$ 6,397	$ 6,541	$ 6,724
Operating income return on attributed equity	8.4 %	8.5 %	9.7 %	10.0 %	9.8 %	9.4 %

(1) Net income available to common shareholders and operating income reflect a trailing twelve-month period.
(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.
(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

39

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT								
Underwritten Products								
Traditional life insurance premiums	$ 131	$ 132	$ 133	$ 126	$ 125	$ 127	$ 263	$ 252
Accident and health insurance premiums	195	196	180	182	187	195	391	382
Interest-sensitive life insurance contract charges	207	206	203	200	202	274	413	476
	533	534	516	508	514	596	1,067	1,110
Annuities								
Immediate annuities with life contingencies premiums	-	-	(1)	-	-	5	-	5
Other fixed annuity contract charges	3	3	5	4	4	6	6	10
	3	3	4	4	4	11	6	15
Total	$ 536	$ 537	$ 520	$ 512	$ 518	$ 607	$ 1,073	$ 1,125
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL								
Allstate agencies [1]	$ 297	$ 297	$ 294	$ 288	$ 285	$ 291	$ 594	$ 576
Workplace enrolling agents	209	210	198	198	203	204	419	407
Other [2]	30	30	28	26	30	112	60	142
Total	$ 536	$ 537	$ 520	$ 512	$ 518	$ 607	$ 1,073	$ 1,125
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE [3]								
Underwritten Products								
Traditional life insurance premiums	$ -	$ -	$ -	$ -	$ -	$ 6	$ -	$ 6
Accident and health insurance premiums	-	-	-	-	-	6	-	6
Interest-sensitive life insurance contract charges	-	-	-	-	-	71	-	71
	-	-	-	-	-	83	-	83
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	-	-	-	-	2	-	2
	-	-	-	-	-	2	-	2
Total	$ -	$ -	$ -	$ -	$ -	$ 85	$ -	$ 85
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [4]	34,494	30,091	38,576	31,974	30,267	27,697	64,585	57,964
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [5]	$ 64	$ 65	$ 183	$ 63	$ 58	$ 52	$ 129	$ 110

(1) Includes products directly sold through call centers and internet.
(2) Primarily represents independent master brokerage agencies and specialized brokers.
(3) Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.
(4) Policies sold reduced by lapses within twelve months of sale.
(5) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

40

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Contractholders funds, beginning balance	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 24,304	$ 22,529	$ 24,304
Contractholders funds classified as held for sale, beginning balance	-	-	-	-	10,661	10,945	-	10,945
Total contractholders funds, including those classified as held for sale	22,267	22,529	22,848	23,472	34,650	35,249	22,529	35,249
Deposits								
Interest-sensitive life insurance	253	249	248	247	246	318	502	564
Fixed annuities	53	51	43	48	56	127	104	183
Total deposits	306	300	291	295	302	445	606	747
Interest credited	185	199	202	197	212	308	384	520
Benefits, withdrawals, maturities and other adjustments								
Benefits	(285)	(273)	(242)	(286)	(289)	(380)	(558)	(669)
Surrenders and partial withdrawals	(303)	(305)	(377)	(630)	(554)	(712)	(608)	(1,266)
Maturities of and interest payments on institutional products	(1)	-	(1)	(1)	-	-	(1)	-
Contract charges	(203)	(203)	(204)	(197)	(199)	(281)	(406)	(480)
Net transfers from separate accounts	2	1	1	2	1	3	3	4
Other adjustments	-	19	11	(4)	11	18	19	29
Total benefits, withdrawals, maturities and other adjustments	(790)	(761)	(812)	(1,116)	(1,030)	(1,352)	(1,551)	(2,382)
Contractholder funds sold in LBL disposition	-	-	-	-	(10,662)	-	-	(10,662)
Contractholder funds classified as held for sale, ending balance	-	-	-	-	-	(10,661)	-	-
Contractholder funds, ending balance	$ 21,968	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 21,968	$ 23,472

41

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Benefit spread								
Premiums	$ 326	$ 328	$ 312	$ 308	$ 312	$ 327	$ 654	$ 639
Cost of insurance contract charges (1)	138	138	136	135	135	187	276	322
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(319)	(312)	(301)	(302)	(283)	(358)	(631)	(641)
Total benefit spread	145	154	147	141	164	156	299	320
Investment spread								
Net investment income	489	484	480	473	538	640	973	1,178
Implied interest on immediate annuities with life contingencies (2)	(127)	(129)	(130)	(131)	(130)	(130)	(256)	(260)
Interest credited to contractholder funds	(185)	(199)	(202)	(198)	(212)	(307)	(384)	(519)
Total investment spread	177	156	148	144	196	203	333	399
Surrender charges and contract maintenance expense fees (1)	72	71	72	69	71	93	143	164
Realized capital gains and losses	59	111	125	28	(10)	1	170	(9)
Amortization of deferred policy acquisition costs	(65)	(70)	(62)	(58)	(66)	(74)	(135)	(140)
Operating costs and expenses	(118)	(123)	(121)	(115)	(112)	(118)	(241)	(230)
Restructuring and related charges	(2)	-	-	1	(1)	(2)	(2)	(3)
Gain (loss) on disposition of operations	1	(2)	3	(26)	(8)	(59)	(1)	(67)
Income tax expense	(90)	(114)	(104)	(68)	(89)	(38)	(204)	(127)
Net income available to common shareholders	$ 179	$ 183	$ 208	$ 116	$ 145	$ 162	$ 362	$ 307
Benefit spread by product group								
Life insurance	$ 65	$ 68	$ 72	$ 72	$ 86	$ 74	$ 133	$ 160
Accident and health insurance	97	107	91	99	97	102	204	199
Annuities	(17)	(21)	(16)	(30)	(19)	(20)	(38)	(39)
Total benefit spread	$ 145	$ 154	$ 147	$ 141	$ 164	$ 156	$ 299	$ 320
Investment spread by product group								
Annuities and institutional products	$ 77	$ 69	$ 58	$ 54	$ 98	$ 110	$ 146	$ 208
Life insurance	33	33	24	23	26	30	66	56
Accident and health insurance	4	4	4	4	4	7	8	11
Net investment income on investments supporting capital	57	57	65	61	72	73	114	145
Investment spread before valuation changes on embedded derivatives that are not hedged	171	163	151	142	200	220	334	420
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	6	(7)	(3)	2	(4)	(17)	(1)	(21)
Total investment spread	$ 177	$ 156	$ 148	$ 144	$ 196	$ 203	$ 333	$ 399
(1) **Reconciliation of contract charges**								
Cost of insurance contract charges	$ 138	$ 138	$ 136	$ 135	$ 135	$ 187	$ 276	$ 322
Surrender charges and contract maintenance expense fees	72	71	72	69	71	93	143	164
Total contract charges	$ 210	$ 209	$ 208	$ 204	$ 206	$ 280	$ 419	$ 486
(2) **Reconciliation of contract benefits**								
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (319)	$ (312)	$ (301)	$ (302)	$ (283)	$ (358)	$ (631)	$ (641)
Implied interest on immediate annuities with life contingencies	(127)	(129)	(130)	(131)	(130)	(130)	(256)	(260)
Total contract benefits	$ (446)	$ (441)	$ (431)	$ (433)	$ (413)	$ (488)	$ (887)	$ (901)

42

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2015			Three months ended June 30, 2014		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.1 %	3.9 %	1.2 %	5.3 %	4.0 %	1.3 %
Deferred fixed annuities and institutional products	4.4	2.8	1.6	4.4	2.8	1.6
Immediate fixed annuities with and without life contingencies	7.5	5.9	1.6	8.0	5.9	2.1
Investments supporting capital, traditional life and other products	4.1	n/a	n/a	4.8	n/a	n/a

	Six months ended June 30, 2015			Six months ended June 30, 2014 [(1)]		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.1 %	3.9 %	1.2 %	5.3 %	3.9 %	1.4 %
Deferred fixed annuities and institutional products	4.4	2.8	1.6	4.4	2.9	1.5
Immediate fixed annuities with and without life contingencies	7.4	5.9	1.5	7.8	6.0	1.8
Investments supporting capital, traditional life and other products	4.2	n/a	n/a	4.4	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014.

43

44 Twelve months ended June 30, 2015 Attributed equity Reserves and excluding unrealized June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2015 2015 2014 2014 2014 2014 Underwritten products Life insurance $ 10,585 $ 2,508 $ 244 9.3% 9.8% 11.0% 11.7% 8.9% 9.0 % Accident and health insurance 836 660 100 14.9 15.9 16.0 15.0 14.5 14.7 Subtotal 11,421 3,168 344 10.5 11.1 12.1 12.4 9.9 10.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,040 1,538 6 0.5 0.6 1.1 1.4 2.0 0.7 Standard structured settlements and SPIA (2) 7,056 1,104 69 8.8 8.4 10.5 12.2 16.8 13.2 Subtotal 12,096 2,642 75 3.8 3.7 4.5 5.3 7.1 5.0 Deferred Annuities 10,592 779 106 10.6 10.3 11.1 10.7 12.0 12.3 Institutional products 86 2 1 Subtotal 22,774 3,423 182 6.1 6.0 7.3 7.7 9.6 8.7 Total Allstate Financial $ 34,195 $ 6,591 $ 526 8.4 8.5 9.7 10.0 9.8 9.4 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 121 $ 48 $ 104 $ 273 Realized capital gains and losses, after-tax 12 - 98 110 Valuation changes on embedded derivatives that are not hedged, after-tax - - (1) (1) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (3) - 1 (2) DAC and DSI unlocking relating to realized capital gains and losses, after-tax - - - - Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - Loss on disposition of operations, after-tax (1) - - (1) Change in accounting for investments in qualified affordable housing projects, after-tax (6) - (11) (17) Net income available to common shareholders $ 123 $ 48 $ 191 $ 362 (1) (2) (3) (4) (5) Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of June 30, 2015 Six months ended June 30, 2015 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE [(1)]
(in thousands)

	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT						
Underwritten products						
Life insurance	2,456	2,448	2,434	2,432	2,436	2,588
Accident and health insurance	2,843	2,777	2,555	2,530	2,577	2,593
	5,299	5,225	4,989	4,962	5,013	5,181
Annuities						
Deferred annuities	181	186	191	197	205	337
Immediate annuities	105	106	108	108	110	111
	286	292	299	305	315	448
Total	5,585	5,517	5,288	5,267	5,328	5,629
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS						
Allstate Agencies [(2)]	1,911	1,904	1,902	1,898	1,895	1,938
Allstate Benefits	3,287	3,218	2,983	2,957	3,010	3,040
Other [(3)]	387	395	403	412	423	651
Total	5,585	5,517	5,288	5,267	5,328	5,629
INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE						
Life insurance	-	-	-	-	-	142
Deferred annuities	-	-	-	-	-	124
Total	-	-	-	-	-	266

(1) Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2) Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

(3) Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.

45

THE ALLSTATE CORPORATION

ALLSTATE LIFE AND ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the six months ended June 30, 2015				For the six months ended June 30, 2014			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 249	$ -	$ 405	$ 654	$ 243	$ 5	$ 391	$ 639
Contract charges	360	6	53	419	427	10	49	486
Net investment income	241	696	36	973	285	857	36	1,178
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	(1)	-	(1)
Contract benefits	(373)	(299)	(215)	(887)	(385)	(308)	(208)	(901)
Interest credited to contractholder funds	(140)	(225)	(18)	(383)	(169)	(312)	(18)	(499)
Amortization of deferred policy acquisition costs	(62)	(3)	(66)	(131)	(74)	(5)	(60)	(139)
Operating costs and expenses	(111)	(20)	(110)	(241)	(116)	(13)	(101)	(230)
Restructuring and related charges	(2)	-	-	(2)	(3)	-	-	(3)
Income tax expense on operations	(48)	(51)	(30)	(129)	(67)	(78)	(31)	(176)
Operating income	114	104	55	273	141	155	58	354
Realized capital gains and losses, after-tax	12	98	-	110	2	(8)	-	(6)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(1)	-	(1)	-	(14)	-	(14)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	1	-	(2)	(3)	3	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after tax	-	-	-	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	1	-	-	1
Loss on disposition of operations, after-tax	(1)	-	-	(1)	(15)	(13)	-	(28)
Change in accounting for investments in qualified affordable housing projects, after-tax	(6)	(11)	-	(17)	-	-	-	-
Net income	$ 116	$ 191	$ 55	$ 362	$ 126	$ 123	$ 58	$ 307
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 248	$ -	$ 15	$ 263	$ 237	$ -	$ 15	$ 252
Accident and health insurance	1	-	390	391	6	-	376	382
Interest-sensitive life insurance contract charges	360	-	53	413	427	-	49	476
	609	-	458	1,067	670	-	440	1,110
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	5	-	5
Other fixed annuity contract charges	-	6	-	6	-	10	-	10
	-	6	-	6	-	15	-	15
Total life and annuity premiums and contract charges	$ 609	$ 6	$ 458	$ 1,073	$ 670	$ 15	$ 440	$ 1,125
Benefit Spread by Product Group								
Life Insurance	$ 122	$ -	$ 11	$ 133	$ 153	$ -	$ 7	$ 160
Accident and health insurance	(4)	-	208	204	(4)	-	203	199
Annuities	-	(38)	-	(38)	-	(39)	-	(39)
Total benefit spread	$ 118	$ (38)	$ 219	$ 299	$ 149	$ (39)	$ 210	$ 320
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 146	$ -	$ 146	$ -	$ 208	$ -	$ 208
Life insurance	61	-	5	66	51	-	5	56
Accident and health insurance	3	-	5	8	6	-	5	11
Net investment income on investments supporting capital	39	67	8	114	60	77	8	145
Investment spread before valuation changes on embedded derivatives that are not hedged	103	213	18	334	117	285	18	420
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(1)	-	(1)	-	(21)	-	(21)
Total investment spread	$ 103	$ 212	$ 18	$ 333	$ 117	$ 264	$ 18	$ 399

46

47 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2015 2015 2014 2014 2014 2014 2015 2014 Net investment income $ 8 $ 8 $ 5 $ 6 $ 9 $ 7 $ 16 $ 16 Operating costs and expenses (9) (5) (14) (6) (10) (8) (14) (18) Interest expense (73) (73) (73) (77) (84) (87) (146) (171) Income tax benefit on operations 28 26 32 28 32 32 54 64 Preferred stock dividends (29) (29) (29) (31) (31) (13) (58) (44) Operating loss (75) (73) (79) (80) (84) (69) (148) (153) Realized capital gains and losses, after-tax - - - - (1) 1 - - Net loss available to common shareholders $ (75) $ (73) $ (79) $ (80) $ (85) $ (68) $ (148) $ (153) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Six months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL				
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Fixed income securities, at fair value:										
Tax-exempt	$ 4,418	$ 4,362	$ 4,138	$ 4,288	$ 4,353	$ 23	$ 28	$ 75	$ 39	$ 2
Taxable	25,192	25,674	26,696	27,078	26,091	27,768	28,798	29,007	28,984	29,898
Equity securities, at fair value	3,018	3,074	3,076	3,053	4,072	979	1,089	1,028	1,282	1,322
Mortgage loans	343	333	370	372	373	4,000	3,943	3,818	3,771	3,801
Limited partnership interests	2,466	2,571	2,498	2,411	2,438	2,066	2,124	2,024	1,933	1,866
Short-term, at fair value	1,108	932	822	1,328	812	1,053	948	1,026	880	1,038
Other	1,602	1,536	1,483	1,401	1,531	1,909	1,860	1,831	1,718	1,607
Total	$ 38,147	$ 38,482	$ 39,083	$ 39,931	$ 39,670	$ 37,798	$ 38,790	$ 38,809	$ 38,607	$ 39,534
Fixed income securities, amortized cost:										
Tax-exempt	$ 4,362	$ 4,276	$ 4,054	$ 4,181	$ 4,238	$ 24	$ 28	$ 74	$ 39	$ 2
Taxable	24,990	25,181	26,376	26,715	25,484	26,091	26,245	26,668	26,785	27,464
Ratio of fair value to amortized cost	100.9%	102.0%	101.3%	101.5%	102.4%	106.4%	109.7%	108.8%	108.2%	108.9%
Equity securities, cost	$ 2,699	$ 2,706	$ 2,723	$ 2,745	$ 3,492	$ 947	$ 1,043	$ 969	$ 1,132	$ 1,166
Short-term, amortized cost	1,108	932	822	1,328	812	1,053	948	1,026	880	1,038

	CORPORATE AND OTHER					CONSOLIDATED				
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Fixed income securities, at fair value:										
Tax-exempt	$ 569	$ 568	$ 564	$ 561	$ 565	$ 5,010	$ 4,958	$ 4,777	$ 4,888	$ 4,920
Taxable	1,960	1,973	1,960	1,363	1,725	54,920	56,445	57,663	57,425	57,714
Equity securities, at fair value	3	3	-	-	-	4,000	4,166	4,104	4,335	5,394
Mortgage loans	-	-	-	-	-	4,343	4,276	4,188	4,143	4,174
Limited partnership interests	4	4	5	4	5	4,536	4,699	4,527	4,348	4,309
Short-term, at fair value	660	617	692	255	1,064	2,821	2,497	2,540	2,463	2,914
Other	-	-	-	-	-	3,511	3,396	3,314	3,119	3,138
Total	$ 3,196	$ 3,165	$ 3,221	$ 2,183	$ 3,359	$ 79,141	$ 80,437	$ 81,113	$ 80,721	$ 82,563
Fixed income securities, amortized cost:										
Tax-exempt	$ 551	$ 547	$ 543	$ 536	$ 541	$ 4,937	$ 4,851	$ 4,671	$ 4,756	$ 4,781
Taxable	1,953	1,958	1,957	1,360	1,718	53,034	53,384	55,001	54,860	54,666
Ratio of fair value to amortized cost	101.0%	101.4%	101.0%	101.5%	101.4%	103.4%	105.4%	104.6%	104.5%	105.4%
Equity securities, cost	$ 3	$ 3	$ -	$ -	$ -	$ 3,649	$ 3,752	$ 3,692	$ 3,877	$ 4,658
Short-term, amortized cost	660	617	692	255	1,064	2,821	2,497	2,540	2,463	2,914

48

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INVESTMENTS
($ in millions)

	As of or for the three months ended					
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Investment position						
Accounting basis						
Cost method	$ 1,130	$ 1,137	$ 1,122	$ 1,144	$ 1,157	$ 1,346
Equity method ("EMA") (1)	3,406	3,562	3,405	3,204	3,152	3,678
Total	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Cost method-fair value (2)	$ 1,482	$ 1,494	$ 1,488	$ 1,555	$ 1,577	$ 1,764
Underlying investment						
Private equity / debt funds	$ 3,012	$ 2,969	$ 2,756	$ 2,759	$ 2,631	$ 2,674
Real estate funds	1,164	1,366	1,413	1,425	1,517	1,577
Other (3)	360	364	358	164	161	773
Total	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Segment						
Property-Liability	$ 2,466	$ 2,571	$ 2,498	$ 2,411	$ 2,438	$ 2,900
Allstate Financial	2,066	2,124	2,024	1,933	1,866	2,121
Corporate and Other	4	4	5	4	5	3
Total	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Total Income						
Accounting basis						
Cost method	$ 75	$ 42	$ 60	$ 25	$ 66	$ 50
Equity method	43	156	55	137	129	92
Total	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142
Underlying investment						
Private equity / debt funds	$ 113	$ 80	$ 96	$ 66	$ 123	$ 106
Real estate funds	10	123	25	93	55	38
Other	(5)	(5)	(6)	3	17	(2)
Total	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142
Segment						
Property-Liability	$ 45	$ 126	$ 57	$ 112	$ 102	$ 75
Allstate Financial	73	72	58	51	91	67
Corporate and Other	-	-	-	(1)	2	-
Total	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142

(1) As of June 30, 2015, valuations of EMA limited partnerships include approximately $483 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3) In periods prior to June 30, 2014, other included tax credit funds.

49

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	June 30, 2015			March 31, 2015			December 31, 2014		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 109	$ 3,936	102.8	$ 134	$ 4,106	103.4	$ 136	$ 4,328	103.2
Municipal	483	8,594	106.0	670	8,713	108.3	620	8,497	107.9
Corporate	1,164	42,317	102.8	2,120	42,375	105.3	1,758	42,144	104.4
Foreign government	66	1,324	105.2	85	1,375	106.6	102	1,645	106.6
Asset-backed securities ("ABS")	(5)	2,076	99.8	8	3,055	100.3	7	3,978	100.2
Residential mortgage-backed securities ("RMBS")	101	1,083	110.3	105	1,154	110.0	99	1,207	108.9
Commercial mortgage-backed securities ("CMBS")	37	575	106.9	42	600	107.5	42	615	107.3
Redeemable preferred stock	4	25	119.0	4	25	119.0	4	26	118.2
Total fixed income securities	1,959	59,930	103.4	3,168	61,403	105.4	2,768	62,440	104.6
Equity securities	351	4,000	109.6	414	4,166	111.0	412	4,104	111.2
Short-term investments	-	2,821	100.0	-	2,497	100.0	-	2,540	100.0
Derivatives	3	60	n/a	3	79	n/a	(2)	92	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a	(4)	n/a	n/a	(5)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,308			3,581			3,173		
Amounts recognized for:									
Insurance reserves [3]	-			(79)			(28)		
DAC and DSI [4]	(121)			(212)			(179)		
Amounts recognized	(121)			(291)			(207)		
Deferred income taxes	(768)			(1,153)			(1,040)		
Unrealized net capital gains and losses, after-tax	$ 1,419			$ 2,137			$ 1,926		

	September 30, 2014			June 30, 2014			March 31, 2014		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 128	$ 4,309	103.1	$ 146	$ 4,853	103.1	$ 132	$ 3,806	103.6
Municipal	557	8,535	107.0	552	8,561	106.9	421	8,716	105.1
Corporate	1,742	41,071	104.4	2,185	41,467	105.6	1,743	41,159	104.4
Foreign government	96	1,693	106.0	107	1,676	106.8	96	1,737	105.9
ABS	18	4,709	100.4	40	3,943	101.0	38	3,497	101.1
RMBS	104	1,289	108.8	99	1,362	107.8	93	1,438	106.9
CMBS	48	681	107.6	54	746	107.8	47	783	106.4
Redeemable preferred stock	4	26	118.2	4	26	118.2	4	25	119.0
Total fixed income securities	2,697	62,313	104.5	3,187	62,634	105.4	2,574	61,161	104.4
Equity securities	458	4,335	111.8	736	5,394	115.8	722	5,297	115.8
Short-term investments	-	2,463	100.0	-	2,914	100.0	-	2,573	100.0
Derivatives	(8)	73	n/a	(19)	103	n/a	(19)	169	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a	(5)	n/a	n/a	(4)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	327	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,142			3,899			3,600		
Amounts recognized for:									
Insurance reserves [3]	(169)			(399)			(134)		
DAC and DSI [4]	(158)			(189)			(245)		
Amounts recognized	(327)			(588)			(379)		
Deferred income taxes	(988)			(1,161)			(1,130)		
Unrealized net capital gains and losses, after-tax	$ 1,827			$ 2,150			$ 2,091		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

50

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
NET INVESTMENT INCOME								
Fixed income securities	$ 567	$ 568	$ 577	$ 581	$ 584	$ 705	$ 1,135	$ 1,289
Equity securities	31	23	26	28	35	28	54	63
Mortgage loans	57	55	59	54	71	81	112	152
Limited partnership interests	118	198	115	162	195	142	316	337
Short-term	3	1	2	1	3	1	4	4
Other	49	45	43	41	44	42	94	86
Subtotal	825	890	822	867	932	999	1,715	1,931
Less: Investment expense	(36)	(40)	(43)	(44)	(34)	(40)	(76)	(74)
Net investment income	$ 789	$ 850	$ 779	$ 823	$ 898	$ 959	$ 1,639	$ 1,857
PRE-TAX YIELDS [(1)]								
Fixed income securities	3.9 %	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %	3.9 %	4.0 %
Equity securities	3.4	2.5	2.7	2.6	3.1	2.5	2.9	2.8
Mortgage loans	5.3	5.2	5.7	5.2	6.6	5.4	5.3	6.0
Limited partnership interests	10.1	17.2	10.4	15.0	16.7	11.4	13.7	14.1
Total portfolio	4.3	4.6	4.2	4.4	4.7	4.5	4.4	4.6
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (11)	$ (19)	$ (20)	$ 10	$ (6)	$ (16)	$ (30)	$ (22)
Change in intent write-downs	(32)	(30)	(46)	(63)	(39)	(65)	(62)	(104)
Net other-than-temporary impairment losses recognized in earnings	(43)	(49)	(66)	(53)	(45)	(81)	(92)	(126)
Sales	146	216	183	355	290	147	362	437
Valuation and settlements of derivative instruments	5	(28)	(11)	(8)	(5)	(12)	(23)	(17)
Total	$ 108	$ 139	$ 106	$ 294	$ 240	$ 54	$ 247	$ 294
TOTAL RETURN ON INVESTMENT PORTFOLIO [(2)]	(0.6) %	1.7 %	1.1 %	0.4 %	2.2 %	2.1 %	1.2 %	4.3 %
AVERAGE INVESTMENT BALANCES (in billions) [(3)]	$ 76.8	$ 77.4	$ 77.7	$ 78.1	$ 78.5	$ 78.5	$ 77.2	$ 78.6

(1) Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014.

51

52 June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, June 30, June 30, 2015 2015 2014 2014 2014 2014 2015 2014 NET INVESTMENT INCOME Fixed income securities: Tax-exempt $ 26 $ 25 $ 26 $ 27 $ 29 $ 31 $ 51 $ 60 Taxable 195 190 191 189 183 184 385 367 Equity securities 23 18 22 21 29 23 41 52 Mortgage loans 3 4 4 4 4 5 7 9 Limited partnership interests (1) 45 126 57 112 102 75 171 177 Short-term 1 1 1 - 2 1 2 3 Other 20 17 17 15 19 14 37 33 Subtotal 313 381 318 368 368 333 694 701 Less: Investment expense (21) (23) (24) (24) (17) (21) (44) (38) Net investment income $ 292 $ 358 $ 294 $ 344 $ 351 $ 312 $ 650 $ 663 Net investment income, after-tax $ 199 $ 242 $ 201 $ 234 $ 240 $ 215 $ 441 $ 455 PRE-TAX YIELDS (2) Fixed income securities: Tax-exempt 2.3% 2.4% 2.5% 2.6% 2.7% 2.7% 2.4% 2.7 % Equivalent yield for tax-exempt 3.4 3.5 3.6 3.8 3.9 3.9 3.5 3.9 Taxable 3.1 2.9 2.9 2.9 3.0 3.1 3.0 3.0 Equity securities 3.4 2.6 3.2 2.7 3.2 2.5 3.0 2.8 Mortgage loans 4.1 4.5 4.1 4.1 4.9 4.3 4.2 4.6 Limited partnership interests 7.0 19.9 9.3 18.4 15.3 10.3 13.5 12.9 Total portfolio 3.3 4.0 3.3 3.8 3.9 3.5 3.7 3.7 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE Fixed income securities: Tax-exempt $ 1 $ 2 $ 2 $ 2 $ 8 $ 4 $ 3 $ 12 Taxable 13 10 9 22 49 36 23 85 Equity securities 32 46 (15) 218 225 20 78 245 Limited partnership interests (1) 2 2 31 (23) 7 1 (16) Derivatives and other 4 (32) (18) (7) (9) (14) (28) (23) Total $ 49 $ 28 $ (20) $ 266 $ 250 $ 53 $ 77 $ 303 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (6) $ (12) $ (11) $ 8 $ (6) $ (12) $ (18) $ (18) Change in intent write-downs (28) (27) (42) (42) (25) (60) (55) (85) Net other-than-temporary impairment losses recognized in earnings (34) (39) (53) (34) (31) (72) (73) (103) Sales 77 99 49 312 289 139 176 428 Valuation and settlements of derivative instruments 6 (32) (16) (12) (8) (14) (26) (22) Total $ 49 $ 28 $ (20) $ 266 $ 250 $ 53 $ 77 $ 303 AVERAGE INVESTMENT BALANCES (in billions) (3) $ 37.6 $ 37.9 $ 38.7 $ 38.8 $ 38.0 $ 38.1 $ 37.8 $ 38.2 (1) (2) (3) As of June 30, 2015, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.22 billion. Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. THE ALLSTATE CORPORATION PROPERTY-LIABILITY NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Three months ended Six months ended

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
NET INVESTMENT INCOME								
Fixed income securities	$ 338	$ 344	$ 353	$ 359	$ 365	$ 484	$ 682	$ 849
Equity securities	8	5	4	7	6	5	13	11
Mortgage loans	54	51	55	50	67	76	105	143
Limited partnership interests (1)	73	72	58	51	91	67	145	158
Short-term	1	-	1	-	1	-	1	1
Other	28	27	25	25	24	26	55	50
Subtotal	502	499	496	492	554	658	1,001	1,212
Less: Investment expense	(13)	(15)	(16)	(19)	(16)	(18)	(28)	(34)
Net investment income	$ 489	$ 484	$ 480	$ 473	$ 538	$ 640	$ 973	$ 1,178
Net investment income, after-tax	$ 318	$ 315	$ 313	$ 307	$ 350	$ 416	$ 633	$ 766
PRE-TAX YIELDS (2)								
Fixed income securities	5.1 %	5.2 %	5.3 %	5.3 %	5.3 %	5.4 %	5.2 %	5.3 %
Equity securities	3.4	2.1	1.6	2.3	2.7	2.4	2.8	2.6
Mortgage loans	5.5	5.2	5.8	5.3	6.8	5.5	5.3	6.2
Limited partnership interests	14.0	13.8	11.8	10.9	18.2	12.8	14.0	15.6
Total portfolio	5.6	5.5	5.5	5.4	5.9	5.7	5.5	5.8
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE								
Fixed income securities	$ 46	$ 68	$ (3)	$ (1)	$ 5	$ (4)	$ 114	$ 1
Equity securities	16	32	123	(5)	14	2	48	16
Mortgage loans	1	-	(1)	2	(2)	3	1	1
Limited partnership interests	(2)	4	1	28	(28)	(5)	2	(33)
Derivatives and other	(2)	7	5	4	1	5	5	6
Total	$ 59	$ 111	$ 125	$ 28	$ (10)	$ 1	$ 170	$ (9)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE								
Impairment write-downs	$ (5)	$ (7)	$ (9)	$ 2	$ -	$ (4)	$ (12)	$ (4)
Change in intent write-downs	(4)	(3)	(4)	(21)	(14)	(5)	(7)	(19)
Net other-than-temporary impairment losses recognized in earnings	(9)	(10)	(13)	(19)	(14)	(9)	(19)	(23)
Sales	69	117	133	43	1	8	186	9
Valuation and settlements of derivative instruments	(1)	4	5	4	3	2	3	5
Total	$ 59	$ 111	$ 125	$ 28	$ (10)	$ 1	$ 170	$ (9)
AVERAGE INVESTMENT BALANCES (in billions) (3)	$ 36.1	$ 36.3	$ 36.3	$ 36.6	$ 37.3	$ 37.7	$ 36.2	$ 37.4

(1) As of June 30, 2015, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.24 billion.

(2) Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014.

53

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended						Six months ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	June 30, 2015	June 30, 2014
Consolidated investment portfolio								
Interest-bearing [1]	$ 70,243	$ 71,287	$ 72,201	$ 71,755	$ 72,580	$ 71,084	$ 70,243	$ 72,580
Equity/owned [2]	8,898	9,150	8,912	8,966	9,983	10,606	8,898	9,983
Total	$ 79,141	$ 80,437	$ 81,113	$ 80,721	$ 82,563	$ 81,690	$ 79,141	$ 82,563
Consolidated portfolio total return [3]								
Interest-bearing	(0.8) %	1.4 %	0.9 %	0.2 %	1.8 %	1.7 %	0.8 %	3.5 %
Equity/owned	0.2	0.4	0.2	0.2	0.4	0.4	0.5	0.8
Investment expenses	-	(0.1)	-	-	-	-	(0.1)	-
Total	(0.6)	1.7	1.1	0.4	2.2	2.1	1.2	4.3
Consolidated portfolio total return [3]								
Income	1.0 %	1.0 %	1.0 %	1.0 %	1.1 %	1.1 %	2.0 %	2.1 %
Valuation	(1.6)	0.7	0.1	(0.6)	1.1	1.0	(0.8)	2.2
Total	(0.6)	1.7	1.1	0.4	2.2	2.1	1.2	4.3
Consolidated net investment income								
Interest-bearing	$ 670	$ 664	$ 675	$ 672	$ 695	$ 824	$ 1,334	$ 1,519
Equity/owned	155	226	147	195	237	175	381	412
Investment expenses	(36)	(40)	(43)	(44)	(34)	(40)	(76)	(74)
Total	$ 789	$ 850	$ 779	$ 823	$ 898	$ 959	$ 1,639	$ 1,857
Consolidated Interest-bearing pre-tax yield [4]	3.9 %	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %	3.9 %	4.0 %
Property-Liability net investment income								
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 233	$ 226	$ 225	$ 223	$ 219	$ 219	$ 459	$ 438
Prepayment premiums and litigation proceeds	7	7	9	8	12	13	14	25
Total Interest-bearing	240	233	234	231	231	232	473	463
Equity/owned	73	148	84	137	137	101	221	238
Less: Investment expenses	(21)	(23)	(24)	(24)	(17)	(21)	(44)	(38)
Total	292	358	294	344	351	312	650	663
Less: prepayment premiums and litigation proceeds	(7)	(7)	(9)	(8)	(12)	(13)	(14)	(25)
Total excluding prepayment premiums and litigation proceeds	$ 285	$ 351	$ 285	$ 336	$ 339	$ 299	$ 636	$ 638
Property-Liability interest-bearing pre-tax yield	3.0 %	2.9 %	2.8 %	2.8 %	2.9 %	3.0 %	2.9 %	2.9 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.9 %	2.8 %	2.7 %	2.7 %	2.8 %	2.8 %	2.8 %	2.8 %
Allstate Financial net investment income								
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 408	$ 413	$ 420	$ 426	$ 432	$ 556	$ 821	$ 988
Prepayment premiums and litigation proceeds	12	8	13	7	24	28	20	52
Total interest-bearing	420	421	433	433	456	584	841	1,040
Equity/owned	82	78	63	59	98	74	160	172
Less: Investment expenses	(13)	(15)	(16)	(19)	(16)	(18)	(28)	(34)
Total	489	484	480	473	538	640	973	1,178
Less: prepayment premiums and litigation proceeds	(12)	(8)	(13)	(7)	(24)	(28)	(20)	(52)
Total excluding prepayment premiums and litigation proceeds	$ 477	$ 476	$ 467	$ 466	$ 514	$ 612	$ 953	$ 1,126
Allstate Financial interest-bearing pre-tax yield	5.1 %	5.1 %	5.2 %	5.2 %	5.3 %	5.3 %	5.1 %	5.3 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	4.9 %	5.0 %	5.0 %	5.1 %	5.0 %	5.0 %	5.0 %	5.0 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.

(2) Includes limited partnership interests, equity securities and real estate.

(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.

(4) Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year. Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014.

54

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY
($ in millions)

	June 30, 2015	Market-Based Core [1]	Market-Based Active [2]	Performance-Based Long-Term [3]	Performance-Based Opportunistic [4]
Fixed income securities, at fair value	$ 59,930	$ 53,668	$ 6,139	$ 73	$ 50
Equity securities, at fair value	4,000	3,005	792	59	144
Mortgage loans	4,343	4,343	-	-	-
Limited partnership interests	4,536	360	-	4,176	-
Short-term, at fair value	2,821	2,511	310	-	-
Other	3,511	2,929	227	347	8
Consolidated total	$ 79,141	$ 66,816	$ 7,468	$ 4,655	$ 202
Consolidated %		85%	9%	6%	0%
Property-Liability total	$ 38,147	$ 28,547	$ 6,827	$ 2,638	$ 135
Property-Liability %		75%	18%	7%	0%
Allstate Financial total	$ 37,798	$ 35,073	$ 641	$ 2,017	$ 67
Allstate Financial %		93%	2%	5%	0%

	December 31, 2014	Market-Based Core [1]	Market-Based Active [2]	Performance-Based Long-Term [3]	Performance-Based Opportunistic [4]
Fixed income securities, at fair value	$ 62,440	$ 57,268	$ 5,084	$ 50	$ 38
Equity securities, at fair value	4,104	3,080	870	57	97
Mortgage loans	4,188	4,188	-	-	-
Limited partnership interests	4,527	358	-	4,169	-
Short-term, at fair value	2,540	2,488	52	-	-
Other	3,314	2,811	221	282	-
Consolidated total	$ 81,113	$ 70,193	$ 6,227	$ 4,558	$ 135
Consolidated %		86%	8%	6%	0%
Property-Liability total	$ 39,083	$ 30,458	$ 5,943	$ 2,592	$ 90
Property-Liability %		78%	15%	7%	0%
Allstate Financial total	$ 38,809	$ 36,515	$ 283	$ 1,966	$ 45
Allstate Financial %		94%	1%	5%	0%

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

55

56 Operating income is net income available to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners and Other Personal Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Commercial Lines, Other Business Lines, and Answer Financial Profitability Measures". Definitions of Non-GAAP Measures Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income available to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income available to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income available to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results".